Oppenheimer
Discovery Fund

Prospectus dated January 27, 2006

                                          Oppenheimer Discovery Fund is a
                                          mutual fund. It seeks capital
                                          appreciation by emphasizing
                                          investments in common stocks of U.S.
                                          growth companies having a small
                                          market capitalization.
                                             This Prospectus contains
                                          important information about the
                                          Fund’s objective, its investment
                                          policies, strategies and risks. It
                                          also contains important information
                                          about how to buy and sell shares of
                                          the Fund and other account features.
                                          Please read this Prospectus
                                          carefully before you invest and keep
                                          it for future reference about your
                                          account.
As with all mutual funds, the
Securities and Exchange Commission
has not approved or disapproved the
Fund’s securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

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CONTENTS

                    ABOUT THE FUND

                    The Fund’s Investment Objective and Principal Investment
                    Strategies
                    Main Risks of Investing in the Fund
                    The Fund's Past Performance
                    Fees and Expenses of the Fund
                    About the Fund’s Investments
                    How the Fund is Managed

                    ABOUT YOUR ACCOUNT

                    How to Buy Shares
                    Class A Shares
                    Class B Shares
                    Class C Shares
                    Class N Shares
                    Class Y Shares

                    Special Investor Services
                    AccountLink
                    PhoneLink
                    OppenheimerFunds Internet Website
                    Retirement Plans

                    How to Sell Shares
                    By Mail
                    By Telephone

                    How to Exchange Shares
                    Shareholder Account Rules and Policies
                    Dividends, Capital Gains and Taxes
                    Financial Highlights

ABOUT THE FUND

The Fund’s Investment Objective and Principal Investment Strategies

WHAT IS THE FUND’S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation.

     WHAT DOES THE FUND  MAINLY  INVEST  IN? The Fund  invests  mainly in common stocks of U.S.  companies  that the portfolio  manager  believes have  favorable growth  prospects.  The Fund currently  emphasizes stocks of issuers that have a market  capitalization  of less than $3 billion  when the Fund buys  them.  That capitalization  range may change over time.  While these stocks may be traded on stock exchanges, in many cases the Fund buys over-the-counter  securities. These investments  are more fully  explained in  “About  the  Fund’s
Investments,” below.

     HOW DOES THE PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES TO BUY OR SELL? In
selecting  securities for the Fund, the Fund’s  portfolio manager looks for  companies  with high  growth  potential  using  fundamental  analysis  of a company’s financial statements, interviews with management and analysis of the  company’s  operations and product  development,  as well as the industry  of which the issuer is part.  The  portfolio  manager  also  evaluates
research  on  particular   industries,   market  trends  and  general   economic
conditions.  In seeking broad diversification of the Fund’s  portfolio, the  portfolio  manager  currently  searches  primarily  for stocks of companies having the  following  characteristics  (although  these factors may change over time and may vary in different  cases): o Companies with small  capitalizations, primarily  under $3  billion,  o  Companies  with  management  that has a proven ability  to handle  rapid  growth,  o  Companies  with  innovative  products  or services, o Companies with rapidly accelerating  earnings and what the portfolio manager believes are sustainable growth rates.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital growth over the long term from small-cap stocks. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund focusing on small-cap stock investments. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

     All  investments  have risks to some  degree.  The Fund's  investments  are subject  to changes in their  value  from a number of factors  described  below.
There is also the risk  that  poor  security  selection  by the  Fund’s investment manager, OppenheimerFunds,  Inc. (the "Manager"), will cause the Fund to underperform other funds having a similar objective.

     RISKS OF  INVESTING  IN  STOCKS.  Stocks  fluctuate  in  price,  and  their short-term  volatility at times may be great. Because the Fund invests primarily in common stocks of U.S. companies,  the value of the Fund’s  portfolio will be affected by changes in the U.S.  stock markets and the special  economic and other  factors that might  primarily  affect the prices of small cap stocks.
Market risk will  affect the  Fund’s  net asset value per share,  which will fluctuate as the values of the Fund’s portfolio securities change.
A variety of factors can affect the price of a  particular  stock and the prices of individual  stocks do not all move in the same direction  uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular  stock’s price, such as poor earnings  reports  by the  issuer,  loss of major  customers,  major  litigation against the issuer, or changes in government regulations affecting the issuer or its  industry.  Industry  and Sector  Focus.  At times the Fund may increase the relative  emphasis of its  investments in a particular  industry or sector.  The prices of stocks of issuers  in a  particular  industry  or sector may go up and down in  response  to changes in economic  conditions,  government  regulations, availability  of basic  resources or supplies,  or other events that affect that industry or sector more than others.  To the extent that the Fund  increases the relative  emphasis of its  investments in a particular  industry or sector,  its share values may  fluctuate  in response to events  affecting  that  industry or sector. Risks of Growth Stocks.  Stocks of growth companies,  particularly newer companies,  may offer  opportunities for greater long-term capital  appreciation but may be more volatile than stocks of larger, more established companies. They have  greater  risks if the  company's  earnings  growth or stock price fails to increase as expected.

SPECIAL RISKS OF SMALL-CAP STOCKS. In many cases small-cap issuers are newer companies. While they may offer greater opportunities for capital appreciation than larger, more established companies, they involve substantially greater risks of loss and price fluctuations than larger issuers. Small-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies.

      The volatility of the stock prices of small cap companies is likely to be greater than for larger issuers, in part because these securities trade mostly in the over-the-counter market, where there may be less liquidity.
That could make it harder for the Fund to dispose of a stock at an acceptable price when the portfolio manager wants to sell it, especially in periods of market volatility. That factor increases the potential for losses to the
Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

     To the extent that a fund invests  significantly  in small-cap  securities, because those securities may be traded infrequently, investors may seek to trade fund shares  based on their  knowledge  or  understanding  of the value of those
types  of  securities  (this  is  sometimes   referred  to  as   “price
arbitrage”). Certain Oppenheimer funds that invest a significant amount of their assets in small-cap  securities  impose a 2% redemption  fee in certain circumstances to attempt to deter such price arbitrage. Such price arbitrage, if otherwise  successful,  might  interfere  with  the  efficient  management  of a fund’s  portfolio to a greater  degree than would be the case for funds that invest in more  liquid  securities,  because  the fund may have  difficulty selling  those  securities  at  advantageous  times or  prices  to  satisfy  the liquidity  requirements  created  by large  and/or  frequent  trading  activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

RISKS OF FOREIGN INVESTING. To the extent the Fund invests in foreign securities, foreign securities offer special investment opportunities, while there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of foreign securities. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.
Securities in underdeveloped countries may be more difficult to sell and their prices may be more volatile.

     Additionally,  if a fund  invests a  significant  amount  of its  assets in foreign securities, it may be exposed to “time-zone arbitrage”
attempts by investors  seeking to take advantage of the  differences in value of foreign  securities  that might result from events that occur after the close of the  foreign  securities  market on which a foreign  security  is traded and the close of the New York Stock  Exchange  (the "NYSE") that day, when its net asset value is calculated.  If such  time-zone  arbitrage  were  successful,  it might dilute the interests of other shareholders.  However, the Fund’s use of
“fair  value  pricing”  to adjust the closing market prices of foreign securities under certain circumstances,  to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees, may help deter those activities.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

     In the short term,  the markets for small-cap  stocks can be volatile,  and the prices of the Fund’s  shares can go up and down substantially.  The
Fund generally does not seek current income nor use income-oriented  investments to help cushion the  Fund’s  total return from changes in stock prices.
Small-cap  stocks do not tend to pay dividends and so the Fund's dividend income is likely to be small. In the OppenheimerFunds spectrum, the Fund is generally a very aggressive  investment  vehicle,  designed for investors  willing to assume greater  risks in the hope of  greater  long-term  returns.  It is  likely to be subject to greater  fluctuations  in its share prices than funds that  emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s Past Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund’s performance (for its Class A shares) from year to year for the last 10 calendar  years and by showing how the average  annual total  returns of the  Fund’s  shares,  both before and after taxes,  compare to those of  broad-based  market  indices.  The  after-tax returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing “Return After Taxes on
Distributions  and Sale of Fund  Shares”  may be higher  than the other return  figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the  shareholder.  The after-tax  returns are calculated  based on certain assumptions mandated by regulation and your actual after-tax returns may differ  from those  shown,  depending  on your  individual  tax  situation.  The after-tax  returns set forth below are not relevant to investors  who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional  investors not subject to tax. The Fund’s past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)
[See appendix to prospectus for data in bar chart showing the annual total return]

     Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than  those  shown.  For the  period  from  1/1/05  through  12/31/05,  the cumulative  return (not  annualized)  before taxes for Class A shares was 1.34%.
During the period shown in the bar chart,  the highest  return (not  annualized)
before taxes for a calendar  quarter was 59.36% (4th Qtr  ’99)  and the lowest return (not  annualized)  before taxes for a calendar quarter was -23.60%
(3rd Qtr ’01).

-------------------------------------------------------------------------------------
Average Annual Total Returns                          5 Years          10 Years
for    the    periods    ended                      (or life of       (or life of
December 31, 2005                   1 Year        class, if less)   class, if less)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  A   Shares   (inception
9/11/86)                            -4.49%            -1.52%             4.20%
  Return Before Taxes               -4.49%            -1.52%             3.05%
  Return After Taxes on
  Distributions                     -2.92%            -1.29%             3.09%
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
-------------------------------------------------------------------------------------
Russell 2000 Index (reflects
no deduction for fees,
expenses or taxes)                   4.56%             8.22%           9.26%(1)
-------------------------------------------------------------------------------------
S&P  500  Index  (reflects  no
deduction  for fees,  expenses
or taxes)                            4.91%             0.54%           9.07%(1)
-------------------------------------------------------------------------------------
Class  B   Shares   (inception      -4.51%            -1.54%             4.35%
4/4/94)
-------------------------------------------------------------------------------------
Class  C   Shares   (inception      -0.50%            -1.13%             4.02%
10/2/95)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  N   Shares   (inception       0.05%             2.17%              N/A
3/1/01)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  Y   Shares   (inception       1.60%            -0.05%             5.12%
6/1/94)
-------------------------------------------------------------------------------------
1.    From 12/31/95.

     The  Fund’s  average  annual total returns  include the applicable sales charge:  for Class A, the current  maximum  initial sales charge of 5.75%;
for Class B, the  contingent  deferred  sales  charges of 5% (1-year)  and 2% (5 years); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares.  Because Class B
shares   convert  to  Class  A  shares  72  months  after   purchase,   Class  B
“life-of-class”  performance  does not include the  contingent deferred  sales  charge  and  uses  Class A  performance  for the  period  after conversion.  The returns measure the  performance of a hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares. The performance of the  Fund’s  Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities,  and the Russell 2000 Index, a  capitalization-weighted  unmanaged  index of the 2000 smallest companies in the Russell 3000 Index, which represents  approximately 8%
of the total market  capitalization  of the Russell 3000 Index. The Russell 3000
Index measures the  performance of the 3,000 largest U.S.  companies  based,  on total market  capitalization,  which  represents  approximately  98% of the U.S.
investable equity market. The indices  performance  includes the reinvestment of income but does not reflect  transaction costs,  fees,  expenses or taxes. Also, the Fund’s investments vary from those in the indices.

Fees and Expenses of the Fund

     The  following  tables are  provided  to help you  understand  the fees and expenses  you may pay if you buy and hold  shares of the  Fund.  The Fund pays a variety of expenses  directly  for  management  of its  assets,  administration, distribution  of its shares and other  services.  Those  expenses are subtracted from the  Fund’s  assets to  calculate  the  Fund’s  net asset values per share.  All  shareholders  therefore pay those  expenses  indirectly.
Shareholders pay other transaction expenses directly, such as sales charges. The numbers below are based on the  Fund’s  expenses during its fiscal year ended September 30, 2005.

--------------------------------------------------------------------------------
Shareholder Fees (charges paid directly from your investment):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Class A     Class B   Class C     Class N   Class
                                                              Shares    Y
                            Shares      Shares     Shares               Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge         5.75%       None       None       None      None
(Load) on purchases (as
% of offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the            None(1)    5.00%(2)   1.00%(3)   1.00%(4)    None
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Redemption Fee (as a
percentage of total          2.00%       2.00%      2.00%      2.00%     2.00%
redemption proceeds) (5)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):  (% of average daily
net                                                                      assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Class B Class C  Class N Class Y  Shares  Shares  Shares  Shares  Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management       Fees      0.69%       0.69%       0.69%       0.69%       0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution   and/or   Service  0.24%  1.00%  1.00%  0.50%  None  (12b-1)  Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other       Expenses       0.38%       0.51%       0.53%       0.49%       0.32%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total   Annual    Operating    Expenses    1.31%   2.20%   2.22%   1.68%   1.01%
---------------------------------------------------------------------------------
Expenses may vary in future years.  “Other  Expenses”  include transfer agent fees,  custodial fees, and accounting and legal expenses that the
Fund pays.  The  “Other  Expenses”  in the table are based on, among other things,  the fees the Fund would have paid if the transfer agent had not waived a portion  of its fee under a  voluntary  undertaking  to the Fund to limit  these fees to 0.35% of average  daily net assets per fiscal  year for all classes.  That  undertaking  may be amended or withdrawn at any time.  After the waiver, the actual “Other Expenses” and “Total Annual
Operating  Expenses”  as  percentages  of average daily net assets were
0.46% and 2.15%  for Class B shares,  0.44% and 2.13% for Class C shares,  0.41%
and  1.60%  for Class N  shares.  For  Class A shares  and  Class Y shares,  the transfer agent fees did not exceed the expense limitation described above.

Effective  January  1,  2005,  the  Manager  voluntarily  agreed to reduce its advisory fee rate for any quarter  during the calendar year ended December 31,
2005, by 0.05% of the Fund's  average daily net assets if the Fund's  trailing one-year total return  performance,  measured at the end of the prior calendar quarter,  was in the fourth or fifth quintile of the Fund's Lipper peer group.
However,  the advisory fee reduction  would be terminated for the remainder of the  calendar  year if the Fund's  performance  was in the third  quintile  or higher for a calendar  quarter.  This  advisory fee  reduction  terminated  on
December 31, 2005.  After the advisory fee waiver,  management  fees were 0.65
% for each  class for the fiscal  year ended  September  30,  2005.  After the
transfer  agent  fee  and  advisory  fee  waivers,   "Total  Annual  Operating
Expenses"  were 1.26% for Class A, 2.11% for Class B, 2.09% for Class C, 1.56%
for Class N and 0.96% for Class Y.

     1.  A  contingent  deferred  sales  charge  may  apply  to  redemptions  of investments  of $1  million  or  more  ($500,000  for  certain  retirement  plan accounts)  of Class A shares.  See  “How  to Buy  Shares”  for details. 2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge gradually  declines from 5% to 1% in years one through six and is eliminated  after that. 3. Applies to shares redeemed within 12 months of purchase.  4.  Applies  to shares  redeemed  within  18  months of a  retirement plan’s  first purchase of Class N shares. 5. The redemption fee applies to the  proceeds  of Fund  shares  that  are  redeemed  (either  by  selling  or exchanging to another  Oppenheimer  fund) within 30 days of their purchase.  See
“How  to  Sell  Shares”  for  more  information  on  when  the redemption fee will apply.

     EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class’s  operating  expenses  remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:     1 Year        3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $702          $969         $1,256        $2,073
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares               $726          $996         $1,392      $2,121(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares               $328          $702         $1,203        $2,582
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares               $272          $534          $920         $2,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares               $104          $323          $561         $1,242
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   If shares are not        1 Year        3 Years       5 Years      10 Years
       redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares               $702          $969         $1,256        $2,073
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares               $226          $696         $1,192      $2,121(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares               $228          $702         $1,203        $2,582
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares               $172          $534          $920         $2,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares               $104          $323          $561         $1,242
--------------------------------------------------------------------------------
 In the first example,  expenses  include the initial sales charge for Class A and the  applicable  Class B, Class C and Class N contingent  deferred  sales charges.  In the  second  example,  the Class A  expenses  include  the sales charge,  but Class B, Class C and Class N expenses do not include  contingent deferred sales charges. There is no sales charge on Class Y shares.
 1.  Class B  expenses  for years 7 through  10 are based on Class A  expenses since Class B shares automatically  convert to Class A shares 72 months after purchase.

About the Fund’s Investments

     THE FUND’S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund’s portfolio among different investments will vary over time based  upon  the  Manager's  evaluation  of  economic  and  market  trends.  The
Fund’s portfolio might not always include all of the different types of
investments   described  in  this   Prospectus.   The  Statement  of  Additional
Information   contains  more  detailed  information  about  the  Fund’s
investment policies and risks.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are  purchased.  The Fund  attempts to reduce its exposure to market risks by  diversifying  its  investments,  that is, by not holding a substantial amount of stock of any one company and by not  investing  too great a percentage of the  Fund’s  assets  in any one  company.  Also,  the Fund  does not concentrate  25% or more of its total assets in investments in any one industry.
However,  changes in the overall  market prices of  securities  can occur at any time.  The share prices of the Fund will change daily based on changes in market prices of securities  and market  conditions  and in response to other  economic events.  Small-Cap Stock Investments.  The Fund currently emphasizes investments in common stocks of small-cap U.S. growth companies.  While small-cap  companies tend to be newer businesses,  they can also be more established  businesses that are entering a growth phase.

      The Fund measures the market capitalization of an issuer at the time of investment to determine if it fits within the Fund's small-cap definition. Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a
      "small-cap" company may change over time as well. Also, as individual companies grow, they may no longer fit within the Fund's definition of a "small-cap" issuer after the Fund buys their stock. While the Fund is not required to sell stocks of companies whose market capitalizations grow beyond the Fund's small-cap definition, the Manager might sell some of those holdings to try to lower the median capitalization of its portfolio (measured on a dollar-weighted basis). This could cause the
      Fund to realize capital gains on its investments, which could increase taxable distributions to shareholders. Of course, there is no assurance that small-cap stocks will grow in value.
Foreign Investing. The Fund may buy securities or other instruments issued by companies, governments or other entities in any country, including developed and emerging countries or markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities but has adopted an operating policy limiting its investments in foreign securities to 25% of its total assets. Currently the Manager does not expect to invest that much in foreign stocks. To the extent the Fund invests in securities in emerging and developing market countries, such investments may offer special investment opportunities but investments in these countries present risks not found in more mature markets. Such securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets.

     Investments By  “Funds of  Funds.”  Class Y shares of the
Fund are  offered  as an  investment  to  other  Oppenheimer  funds  that act as
“funds of funds.”  The  Fund’s  Board of Trustees has
approved making the  Fund’s  shares available as an investment to those funds. Those funds of funds may invest  significant  portions of their assets in shares of the Fund, as described in their respective  prospectuses.  Those other funds,  individually  and/or  collectively,  may own significant  amounts of the
Fund’s  shares from time to time.  Those funds of funds  typically  use asset  allocation  strategies under which they may increase or reduce the amount of their  investment  in the Fund  frequently,  which may occur on a daily basis under volatile market conditions.  Depending on a number of factors, such as the flows of cash  into and from  the  Fund as a  result  of the  activity  of other investors and the Fund’s  then-current  liquidity,  those purchases and redemptions  of the  Fund’s  shares by funds of funds could require the
Fund to purchase or sell portfolio securities,  increasing its transaction costs and  possibly  reducing  its  performance,  if the size of those  purchases  and redemptions  were  significant  relative to the size of the Fund.  For a further discussion of the possible  effects of frequent  trading in the  Fund’s shares, please refer to “Are There Limitations on Exchanges?”

     CAN THE  FUND’S  INVESTMENT  OBJECTIVE  AND POLICIES  CHANGE?  The
Fund’s Board of Trustees can change non-fundamental investment policies without shareholder approval,  although significant changes will be described in amendments to this  Prospectus.  Fundamental  policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The
Fund’s objective is a fundamental policy. Other investment restrictions that  are  fundamental  policies  are  listed  in the  Statement  of  Additional
Information.  An investment policy is not fundamental  unless this Prospectus or the Statement of Additional Information says that it is.

     OTHER INVESTMENT STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies  described  below.  The Fund might not always use all of them. These techniques have risks,  although some are designed to help reduce overall investment or market risks. Other Equity Securities.  The
Fund’s  investments are not limited only to small-cap issuers,  and the
Fund  can  invest  a  portion  of its  assets  in  issuers  of  mid-  and  large capitalizations,  if the Manager believes they offer  opportunities  for growth.
While the Fund mainly  buys common  stocks,  it can also buy  preferred  stocks, warrants and securities  convertible  into common stock.  The Manager  considers some convertible securities to be “equity equivalents” because of the  conversion  feature and in that case their credit rating has less impact on the  Manager’s  investment  decision  than in the case of other debt securities. The Fund can buy convertible securities that are investment grade or below  investment  grade  (which have greater  risks of  default).  Investing in
Small, Unseasoned Companies. The Fund can invest in small, unseasoned companies.
These are companies that have been in operation less than three years, including the operations of any predecessors. These securities may have limited liquidity, which  means  that  the  Fund  might  not be  able to sell  them  quickly  at an acceptable  price.  Their prices may be very  volatile,  especially in the short term.  The Fund  currently  does not  intend to invest  more than 10% of its net assets in these securities. Illiquid and Restricted Securities.  Investments may
be  illiquid  because  they do not have an  active  trading  market,  making  it difficult  to value them or dispose of them  promptly  at an  acceptable  price.
Restricted  securities may have terms that limit their resale to other investors or may require registration under applicable  securities laws before they may be sold  publicly.  The Fund will not  invest  more  than 10% of its net  assets in illiquid or  restricted  securities.  The Board can increase  that limit to 15%.
Certain  restricted  securities  that  are  eligible  for  resale  to  qualified institutional  purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     Derivative Investments.  The Fund can invest in a number of different kinds of  “derivative”  investments.  In general terms, a derivative investment is an investment contract whose value depends on (or is derived from)
the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered  “derivative”  investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased  value.  The Fund  currently does not use derivatives  to a significant  degree and is not required to use them in seeking its objective.

     Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the  investment.  The  underlying security  or  investment  on which a  derivative  is based,  and the  derivative itself, may not perform the way the Manager expected it to. As a result of these risks,  the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful.  As a result,  the  Fund’s share prices could fall. Certain  derivative  investments held by the Fund might be illiquid.  Hedging. The Fund can buy and sell futures contracts, put and call options,  and forward contracts.  These are all referred to as “hedging instruments.”  The Fund does not currently use hedging  extensively nor for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

     Some of these strategies would hedge the Fund’s  portfolio against price fluctuations.  Other hedging  strategies,  such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

     There are also special  risks in  particular  hedging  strategies.  Options trading involves the payment of premiums and can increase portfolio turnover. If the  Manager  used a  hedging  instrument  at the wrong  time or  judged  market conditions  incorrectly,  the hedge might fail and the strategy could reduce the
Fund’s  return.  Portfolio Turnover.  The Fund can engage in active and frequent  trading to try to achieve its objective.  Portfolio  turnover  affects brokerage  costs the Fund pays.  Increased  portfolio  turnover  creates  higher brokerage and transaction  costs for the Fund (and may reduce  performance).  If the Fund realizes capital gains when it sells portfolio investments generally it
must  pay  out  those   gains  to   shareholders,   increasing   their   taxable
distributions.  The Financial  Highlights  tables at the end of this  Prospectus show the Fund's portfolio  turnover rates during recent fiscal years.  Temporary
Defensive  and  Interim  Investments.  In times of adverse or  unstable  market, economic or political  conditions,  the Fund can invest up to 100% of its assets
in   temporary   defensive   investments   that   are   inconsistent   with  the
Fund’s  principal investment  strategies.  Generally they would be cash equivalents (such as commercial  paper),  money market  instruments,  short-term debt securities,  U.S. government securities, or repurchase agreements. The Fund could also hold these types of  securities  pending the  investment  of proceeds from the sale of Fund  shares or  portfolio  securities  or to meet  anticipated redemptions of Fund shares.  To the extent the Fund invests in these securities, it might not achieve its investment objective of capital appreciation.

     PORTFOLIO HOLDINGS. The Fund’s  portfolio holdings are included in semi-annual  and annual reports that are distributed to shareholders of the Fund within 60 days  after the close of the  period  for which  such  report is being made.  The Fund also  discloses  its  portfolio  holdings in its  Statements  of
Investments  on Form N-Q,  which  are filed  with the  Securities  and  Exchange
Commission  (the  "SEC") no later  than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC.
Therefore,  portfolio  holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters.

     A description of the  Fund’s  policies and procedures with respect to the disclosure of the  Fund’s  portfolio  securities is available in the Fund’s Statement of Additional Information.

How the Fund Is Managed

     THE  MANAGER.  The Manager  chooses  the  Fund’s  investments  and handles its day-to-day business.  The Manager carries out its duties, subject to the policies  established  by the  Fund’s  Board of Trustees,  under an
investment    advisory    agreement    that   states   the    Manager’s
responsibilities.  The agreement  sets the fees the Fund pays to the Manager and describes  the  expenses  that the Fund is  responsible  to pay to  conduct  its business.

      The Manager has been an investment advisor since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

     Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that  declines as the  Fund’s assets grow: 0.75% of the first $200 million of average annual net assets, 0.72%
of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million,  0.60% of the next $700 million, and 0.58% of average annual net assets in excess  of $1.5  billion.  The  Fund’s  management  fee for its last fiscal year ended  September 30, 2005 was 0.69% of average annual net assets for each class of shares.

      Effective January 1, 2005, the Manager voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ended
      December 31, 2005, by 0.05% of the Fund's average daily net assets if the Fund's trailing one-year total return performance, measured at the end of the prior calendar quarter, was in the fourth or fifth quintile of the Fund's Lipper peer group. However, the advisory fee reduction would be terminated for the remainder of the calendar year if the
      Fund's performance was in the third quintile or higher for a calendar quarter. This advisory fee reduction terminated on December 31, 2005.
      After the advisory fee waiver, the Fund's management fees were 0.65%
      for each class for its fiscal year ended September 30, 2005.

      A discussion  regarding the basis for the Board of Trustees' approval of the Fund's  investment  advisory  contract  is  available  in the Fund's
      Annual Report to shareholders for the year ended September 30, 2005.

     Portfolio  Manager.  The  Fund’s  portfolio  is  managed  by Laura
Granger and Robert Corbett. Ms. Granger is the Fund’s portfolio manager and has been the person primarily  responsible for the day-to-day  management of the  Fund’s  portfolio  since  February  2003.  Ms.  Granger  is a Vice
President of the Manager since October 2000, a Vice  President of the Fund since
February  2003 and a portfolio  manager and officer of other  portfolios  in the
OppenheimerFunds  complex.  She was  formerly  a  portfolio  manager  at  Fortis
Advisors from July 1998 through October 2000.

     Mr. Corbett is the Fund's assistant  portfolio manager and has assisted Ms.
Granger with the day-to-day  management of the  Fund’s  portfolio since
January 2006. Mr. Corbett has been a Vice President of the Manager since January
2005. He was an Assistant Vice President and Senior Research Analyst II with the
Manager from October 2000 through January 2005.

     The Statement of Additional  Information  provides  additional  information about the Portfolio Managers’  compensation, other accounts they manage and their ownership of Fund shares.

     Pending  Litigation.  A  consolidated  amended  complaint has been filed as putative  derivative  and class  actions  against the Manager,  Distributor  and
Transfer  Agent,  as  well  as 51 of the  Oppenheimer  funds  (collectively  the
“funds”)  including the Fund, 30 present and former  Directors or  Trustees  and 8 present and former  officers  of certain of the funds.  This complaint,  initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005,  consolidates into a single action and amends six individual  previously-filed  putative derivative and class action complaints.  Like those prior complaints, the complaint alleges that the  Manager  charged  excessive  fees for  distribution  and other  costs, improperly  used  assets  of  the  funds  in  the  form  of  directed  brokerage commissions  and 12b-1 fees to pay  brokers to promote  sales of the funds,  and failed to properly  disclose  the use of fund  assets to make those  payments in violation of the Investment Company Act and the Investment Advisers Act of 1940.
Also,  like those  prior  complaints,  the  complaint  further  alleges  that by permitting and/or participating in those actions, the Directors/Trustees and the officers  breached  their  fiduciary  duties  to  fund  shareholders  under  the
Investment  Company  Act and at common  law.  The  complaint  seeks  unspecified compensatory and punitive damages, rescission of the funds’  investment
advisory  agreements,   an  accounting  of  all  fees  paid,  and  an  award  of
attorneys’ fees and litigation expenses.

      The  defendants  believe  the claims  asserted  in these  lawsuits to be without merit, and intend to defend the suits vigorously.  The Manager and the
Distributor  do not  believe  that the  pending  actions  are likely to have a material  adverse  effect on the Fund or on their  ability  to  perform  their respective investment advisory or distribution agreements with the Fund.

about YOUR ACCOUNT

How to Buy Shares

     You can buy shares several ways, as described  below.  The  Fund’s
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund’s shares.

     Buying Shares  Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
Your dealer will place your order with the Distributor on your behalf.  A broker or dealer may charge for that service.  Buying Shares  Through the  Distributor.
Complete an OppenheimerFunds  new account application and return it with a check payable to  “OppenheimerFunds  Distributor,  Inc.”  Mail it to
P.O.  Box  5270,  Denver,  Colorado  80217.  If you do not list a dealer  on the application,  Class A shares are your only purchase option. The Distributor will act as your  agent in buying  Class A shares.  However,  we  recommend  that you discuss your investment  with a financial  advisor before you make a purchase to be sure that the Fund is appropriate for you. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.  If a current investor no longer has another  broker-dealer  of record for an existing Class B, Class C or
Class  N  account,   the   Distributor  is   automatically   designated  as  the
broker-dealer  of  record,   but  solely  for  the  purpose  of  acting  as  the
investor’s  agent to purchase the shares. Paying by Federal Funds Wire.
Shares purchased  through the Distributor may be paid for by Federal Funds wire.
The  minimum   investment   is  $2,500.   Before   sending  a  wire,   call  the
Distributor’s   Wire  Department  at   1.800.225.5677   to  notify  the
Distributor  of the wire and to receive  further  instructions.  o Buying Shares
Through OppenheimerFunds  AccountLink.  With AccountLink,  you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer  of money from your bank  account  through  the  Automated
Clearing House (ACH) system. You can provide those  instructions  automatically, under an Asset Builder Plan, described below, or by telephone instructions using
OppenheimerFunds    PhoneLink,   also   described   below.   Please   refer   to
“AccountLink,” below for more details. o Buying Shares Through
Asset Builder Plans. You may purchase shares of the Fund automatically from your account at a bank or other  financial  institution  under an Asset  Builder Plan with AccountLink. Details are in the Asset Builder application and the Statement of Additional Information.

     WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following  special  investment plans: o If you establish one of the many types of retirement plan accounts that OppenheimerFunds offers, more fully described below under “Special Investor  Services,”  you can start your account with as little as $500. o By using an Asset  Builder Plan or  Automatic  Exchange  Plan  (details  are  in  the  Statement  of  Additional
Information),  or government allotment plan, you can make subsequent investments
(after making the initial investment of $500) for as little as $50. For any type of account  established  under one of these plans prior to November 1, 2002, the minimum  additional  investment  will  remain  $25.  o  The  minimum  investment requirement  does not  apply  to  reinvesting  dividends  from the Fund or other
Oppenheimer  funds  (a list of  them  appears  in the  Statement  of  Additional
Information,  or you  can ask  your  dealer  or call  the  Transfer  Agent),  or
reinvesting   distributions   from  unit   investment   trusts  that  have  made
arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

     Net Asset Value.  The Fund  calculates the net asset value of each class of shares  as of the close of the  NYSE,  on each day the NYSE is open for  trading
(referred to in this Prospectus as a “regular  business day”).
The NYSE normally  closes at 4:00 p.m.,  Eastern time,  but may close earlier on some days.  All  references to time in this  Prospectus  mean  “Eastern time.”

     The net asset value per share for a class of shares on a  “regular
business   day”   is   determined   by   dividing   the  value  of  the
Fund’s net assets attributable to that class by the number of shares of that class  outstanding  on that day. To determine  net asset  values,  the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security  (in the  Manager’s  judgment)  or if a  security’s value has been  materially  affected by events  occurring after the close of the
NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the  fair  value.  Because  some  foreign  securities  trade in  markets  and on exchanges that operate on weekends and U.S. holidays,  the values of some of the
Fund’s foreign investments may change on days when investors cannot buy or redeem Fund shares.

     The Board has adopted  valuation  procedures for the Fund and has delegated
the   day-to-day   responsibility   for  fair   value   determinations   to  the
Manager’s Valuation Committee. Fair value determinations by the Manager are  subject  to  review,  approval  and  ratification  by the Board at its next scheduled  meeting after the fair  valuations  are  determined.  In  determining whether  current market prices are readily  available and reliable,  the Manager monitors the  information  it receives in the ordinary  course of its investment management  responsibilities  for  significant  events  that it believes in good faith will affect the market  prices of the  securities  of issuers  held by the
Fund. Those may include events affecting  specific issuers (for example,  a halt in trading of the securities of an issuer on an exchange during the trading day)
or events affecting securities markets (for example, a foreign securities market closes early  because of a natural  disaster).  The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio  securities,  although it may not always be able
to  accurately   determine   such  values.   In  addition,   the  discussion  of
“time-zone    arbitrage”    describes    effects    that   the
Fund’s fair value pricing policy is intended to counteract.

     If, after the close of the principal market on which a security held by the
Fund is traded  and before  the time as of which the  Fund’s  net asset values are  calculated  that day, a  significant  event  occurs that the Manager learns of and  believes in the  exercise of its  judgment  will cause a material change in the value of that  security  from the closing price of the security on the  principal  market  on which it is  traded,  the  Manager  will use its best judgment to determine a fair value for that security.

     The Manager  believes  that  foreign  securities  values may be affected by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The  Manager’s  fair valuation  procedures
therefore  include  a  procedure  whereby  foreign   securities  prices  may  be
“fair valued” to take those factors into account.

     The Offering Price. To receive the offering price for a particular day, the
Distributor or its designated  agent must receive your order,  in good order, by the time the NYSE  closes  that day. If your order is received on a day when the
NYSE is closed or after it has closed,  the order will receive the next offering price that is determined after your order is received.  Buying Through a Dealer.
If you buy shares  through a dealer,  your dealer must  receive the order by the close of the NYSE  (normally  4:00 p.m.) and transmit it to the  Distributor  so that it is  received  before the  Distributor’s  close of business on a regular  business  day  (normally  5:00  p.m.) to  receive  that  day’s offering price,  unless your dealer has made alternative  arrangements  with the
Distributor.  Otherwise,  the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
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Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in “How Can You Buy Class A Shares?” below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in “How Can You Buy Class B Shares?” below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in “How Can You Buy Class C Shares?” below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan’s first purchase of
      Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in “How Can You Buy Class N Shares?” below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an  appropriate  investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial  advisor.  Some factors to consider are how much you plan to invest  and how  long  you  plan to hold  your  investment.  If your  goals  and objectives  change over time and you plan to  purchase  additional  shares,  you should  re-evaluate those factors to see if you should consider another class of shares. The Fund’s  operating costs that apply to a class of shares and the effect of the different  types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely invest in Class A or Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.  For that reason, the Distributor normally will not accept purchase orders of more than $100,000 of Class B shares or $1 million or more of Class C shares from a single investor.  Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with those limits.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need  access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may  not  be  available  to  Class  B,  Class  C and  Class  N shareholders.  Other  features  may  not be  advisable  (because  of the effect of the  contingent  deferred  sales  charge) for Class B, Class C and Class N shareholders.  Therefore,  you should  carefully  review how you plan to use your  investment  account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class
      C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As a
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------
Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

     Can You Reduce Class A Sales  Charges?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund’s  “Right of Accumulation”
or a “Letter of Intent.” The Fund reserves the right to modify or to cease offering these programs at any time.

o     Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making
         (as shown in the table above), you can add the value of any Class A,
         Class B or, Class C shares of the Fund or other Oppenheimer funds that you or your spouse currently own, or are currently purchasing, to the value of your Class A share purchase. Your Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
         which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs and 403(b) plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.
         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through your financial intermediary you must notify your
         intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

            To count shares of eligible Oppenheimer funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the Distributor or your current intermediary with a copy of all account statements showing your current holdings of the Fund or other eligible Oppenheimer funds, including statements for accounts held by you and your spouse or in retirement plans or trust or custodial accounts for minor children as described above. The Distributor or intermediary through which you are buying shares will calculate the value of your eligible Oppenheimer fund shares, based on the current offering price, to determine which
         Class A sales charge rate you qualify for on your current purchase.

o     Letters of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A
         Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period. The total amount of your intended purchases of Class A, Class B and
         Class C shares will determine the reduced sales charge rate that will apply to your Class A share purchases of the Fund during that period. You can choose to include purchases made up to 90 days before the date that you submit a Letter. Your Class A shares of
         Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on
         which you have not paid a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares.  You may also be able to apply the Right of Accumulation to these purchases.

     If you do not complete the Letter of Intent, the front-end sales charge you paid on your  purchases  will be  recalculated  to reflect  the actual  value of shares you purchased. A certain portion of your shares will be held in escrow by
the   Fund’s   Transfer  Agent  for  this  purpose.   Please  refer  to
“How  to Buy  Shares  –  Letters  of  Intent”  in the
Fund’s   Statement  of   Additional   Information   for  more  complete
information.

     Other  Special  Sales Charge  Arrangements  and  Waivers.  The Fund and the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without
prior  notice.   o  Dividend   Reinvestment.   Dividends  and/or  capital  gains
distributions  received  by a  shareholder  from the Fund may be  reinvested  in shares of the Fund or any of the other Oppenheimer funds without a sales charge, at the net asset value per share in effect on the payable date.  You must notify the  Transfer  Agent in writing to elect this  option and must have an  existing account in the fund selected for reinvestment.  o Exchanges of Shares. Shares of the Fund may be exchanged for shares of certain other  Oppenheimer  funds at net asset value per share at the time of exchange,  without sales charge, and shares of the Fund can be purchased by exchange of shares of certain other  Oppenheimer
funds  on  the  same  basis.   Please   refer  to   “How   to  Exchange
Shares”   in  this  Prospectus  and  in  the  Statement  of  Additional
Information for more details,  including a discussion of  circumstances in which sales  charges may apply on  exchanges.  o  Reinvestment  Privilege.  Within six months of a redemption of certain  Class A and Class B shares,  the proceeds may be  reinvested  in Class A shares of the Fund,  or any of the other  Oppenheimer funds into which shares of the Fund may be  exchanged,  without a sales  charge.
This privilege  applies to redemptions of Class A shares that were subject to an initial  sales  charge  or Class A or  Class B shares  that  were  subject  to a contingent  deferred  sales  charge when  redeemed.  The  investor  must ask the
Transfer  Agent or  financial  intermediary  for that  privilege  at the time of reinvestment and must identify the account from which the redemption was made. o
Other  Special  Reductions  and  Waivers.  The  Fund and the  Distributor  offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  classes of  investors  (primarily  retirement  plans that  purchase shares in special  programs  through the  Distributor).  These are  described in greater detail in Appendix C to the Statement of Additional  Information,  which may be ordered by calling 800.225.5677 or through the OppenheimerFunds  website, at  www.oppenheimerfunds.com  (follow the hyperlinks:  “Access Accounts and  Services”  –  “Forms &  Literature”
– “Order Literature”  – “Statements
of Additional Information”). A description of these waivers and special sales charge arrangements is also available for viewing on the  OppenheimerFunds website (follow the hyperlinks:  “Research  Funds”  –
“Fund Documents”  –  “View a description . .
..”).  To  receive a waiver or special  sales  charge  rate under  these programs,  the  purchaser  must  notify  the  Distributor  (or  other  financial intermediary  through which shares are being purchased) at the time of purchase, or notify the Transfer  Agent at the time of redeeming  shares for those waivers that  apply to  contingent  deferred  sales  charges.  o  Purchases  by  Certain
Retirement  Plans.  There is no initial  sales  charge on  purchases  of Class A shares of the Fund by  retirement  plans  that have $5  million  or more in plan assets. In that case the Distributor may pay from its own resources, at the time of sale,  concessions in an amount equal to 0.25% of the purchase price of Class
A shares purchased within the first six months of account establishment by those retirement plans to dealers of record,  subject to certain exceptions  described
in   “Retirement   Plans”   in  the  Statement  of  Additional
Information.

         There is also no initial sales charge on purchases of Class A shares of the Fund by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors, insurance companies or recordkeepers. No contingent deferred sales charge is charged upon the redemption of such shares.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on  purchases  of Class A  shares  of any one or more of the  Oppenheimer  funds aggregating  $1 million or more,  or on  purchases  of Class A shares by certain retirement  plans that  satisfied  certain  requirements  prior to March 1, 2001
(“grandfathered retirement accounts”).  However, those Class A shares  may be  subject  to a Class  A  contingent  deferred  sales  charge,  as described  below.  Retirement  plans holding shares of  Oppenheimer  funds in an omnibus  account(s)  for the  benefit  of  plan  participants  in the  name of a fiduciary  or  financial  intermediary  (other  than  OppenheimerFunds-sponsored
Single DB Plus plans) are not  permitted  to make  initial  purchases of Class A shares subject to a contingent deferred sales charge.

      The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than purchases by grandfathered retirement accounts.  For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million.  In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

     If you  redeem any of those  shares  within an  18-month  “holding period”  measured  from the  beginning of the  calendar  month of their purchase,  a contingent  deferred  sales charge  (called the  “Class  A contingent deferred sales  charge”) may be deducted from the redemption proceeds.  That  sales  charge  will be  equal to 1.0% of the  lesser  of: o the aggregate  net asset  value of the  redeemed  shares  at the time of  redemption
(excluding  shares  purchased  by  reinvestment  of  dividends  or capital  gain distributions) or o the original net asset value of the redeemed shares.

The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since  Beginning  of Month in  Contingent  Deferred  Sales Charge on Which
Purchase Order was Accepted  Redemptions in That Year (As % of Amount Subject to
Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0                     –                      1                     5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1                     –                      2                     4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2                     –                      3                     3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3                     –                      4                     3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4                     –                      5                     2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5                     –                      6                     1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More                       than                      6                      None
-------------------------------------------------------------------------------
In the table, a  “year”  is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert to Class A shares 72 months after you  purchase  them.  This  conversion feature  relieves  Class B  shareholders  of the  asset-based  sales charge that applies  to Class B shares  under the Class B  Distribution  and  Service  Plan, described  below. The conversion is based on the relative net asset value of the two  classes,  and no sales load or other  charge is  imposed.  When any Class B shares that you hold  convert,  any other  Class B shares that were  acquired by reinvesting  dividends  and  distributions  on the  converted  shares  will also convert to Class A shares. For further information on the conversion feature and
its  tax  implications,  see  “Class  B  Conversion”   in  the
Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     HOW CAN YOU BUY  CLASS N SHARES?  Class N shares  are  offered  for sale to retirement  plans  (including  IRAs and 403(b) plans) that purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or to group retirement plans (which do not include IRAs and 403(b)  plans) that have assets of $500,000 or more or 100 or more  eligible  participants.  See  “Availability  of
Class N  shares”  in the Statement of Additional  Information for other circumstances where Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares,  if: o The group  retirement  plan is  terminated  or Class N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are redeemed within 18 months after the  plan’s first purchase of Class N shares of any  Oppenheimer  fund, or o With respect to an IRA or  403(b)  plan,  Class N shares  are  redeemed  within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

WHO CAN BUY CLASS Y SHARES? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others. Individual investors cannot buy Class Y shares directly.

     An   institutional   investor   that   buys   Class   Y   shares   for  its
customers’   accounts  may  impose  charges  on  those  accounts.   The
procedures for buying, selling,  exchanging and transferring the Fund’s other  classes of shares  (other than the time those  orders must be received by the  Distributor  or Transfer  Agent at their  Colorado  office) and the special account features  available to investors buying those other classes of shares do not apply to Class Y shares.  Instructions  for buying,  selling,  exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to
      0.25% of the average annual net assets of Class A shares of the Fund.
      The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25%
      service fee to dealers in advance for the first year after the shares are sold by the dealer. The Distributor retains the first year’s service fee paid by the Fund. After the shares have been held by grandfathered retirement accounts for a year, the Distributor pays the service fee to dealers periodically.

Distribution and Service Plans for Class B, Class C and Class N Shares. The
      Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and
      0.25% on Class N shares. The Distributor also receives a service fee of
      0.25% per year under the Class B, Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses  by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year  of  the  respective  class.  Because  these  fees  are  paid  out  of  the
Fund’s  assets on an on-going basis, over time these fees will increase the cost of your  investment  and may cost you more  than  other  types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or
      Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price. The
      Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.
      The Distributor normally retains the asset-based sales charge on Class
      C shares during the first year after the purchase of Class C shares.
      See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class N shares is therefore 1.0% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. See the Statement of Additional Information for exceptions.

     For  certain  group  retirement  plans  held  in  omnibus   accounts,   the
Distributor  will pay the full Class C or Class N  asset-based  sales charge and the service fee to the dealer  beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year’s service fee at the time of purchase. New group omnibus plans may not purchase Class B shares.

      For Class C shares purchased through the OppenheimerFunds Recordkeeper
      Pro program, the Distributor will pay the Class C asset-based sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales concession at the time of purchase.  The Distributor will use the service fee it receives from the Fund on those shares to reimburse FASCorp for providing personal services to the Class C accounts holding those shares.

     OTHER  PAYMENTS TO  FINANCIAL  INTERMEDIARIES  AND SERVICE  PROVIDERS.  The
Manager and the Distributor,  in their discretion, also may pay dealers or other
financial   intermediaries   and  service  providers  for  distribution   and/or
shareholder   servicing   activities.   These  payments  are  made  out  of  the
Manager’s and/or the  Distributor’s  own resources,  including from the profits  derived from the advisory  fees the Manager  receives from the
Fund.  These cash  payments,  which may be  substantial,  are paid to many firms having business  relationships with the Manager and Distributor.  These payments are in addition to any  distribution  fees,  servicing  fees, or transfer agency fees paid directly or indirectly by the Fund to these  financial  intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors.  These payments by the Manager or Distributor  from their own resources are not reflected in the tables in the section  called  “Fees and Expenses of the Fund”  in this prospectus because they are not paid by the Fund.

     “Financial intermediaries”  are firms that offer and sell
Fund shares to their clients,  or provide  shareholder  services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary,  and there are other types of financial intermediaries that receive payments relating to the sale or servicing
of  the   Fund’s   shares.  In  addition  to  dealers,   the  financial
intermediaries   that   may   receive   payments   include   sponsors   of  fund
“supermarkets,”  sponsors  of  fee-based  advisory or wrap fee programs,  sponsors of college and retirement savings programs,  banks and trust companies offering products that hold Fund shares, and insurance  companies that offer variable annuity or variable life insurance products.

     In general,  these payments to financial  intermediaries can be categorized
as  “distribution-related”   or  “servicing”
payments.  Payments  for  distribution-related  expenses,  such as  marketing or
promotional    expenses,    are   often   referred   to   as   “revenue
sharing.”  Revenue  sharing  payments  may be made on the  basis of the sales of shares  attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds  attributable to the accounts of that dealer and its clients,  negotiated lump sum payments for distribution  services  provided,  or sales support fees. In some  circumstances,  revenue sharing payments may create an incentive for a dealer or financial  intermediary or its  representatives  to recommend  or  offer  shares  of the  Fund or  other  Oppenheimer  funds  to its customers.  These  payments  also  may  give an  intermediary  an  incentive  to cooperate with the  Distributor’s  marketing efforts. A revenue sharing payment  may,  for  example,  qualify  the Fund for  preferred  status  with the intermediary receiving the payment or provide representatives of the Distributor with access to  representatives of the  intermediary’s  sales force, in some cases on a preferential basis over funds of competitors.  Additionally,  as firm  support,  the Manager or  Distributor  may reimburse  expenses  related to educational seminars and “due diligence”  or training meetings
(to the extent  permitted by applicable  laws or the rules of the NASD) designed to increase sales  representatives’  awareness about Oppenheimer funds, including  travel  and  lodging  expenditures.  However,  the  Manager  does not consider a financial intermediary’s sale of shares of the Fund or other
Oppenheimer  funds  when  selecting  brokers  or  dealers  to  effect  portfolio transactions for the funds.

     Various  factors  are used to  determine  whether to make  revenue  sharing payments.  Possible  considerations  include,  without limitation,  the types of services  provided by the  intermediary,  sales of Fund shares,  the  redemption rates on  accounts of clients of the  intermediary  or overall  asset  levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the  intermediary to allow the  Distributor to provide  educational and training
support  for  the  intermediary’s   sales  personnel  relating  to  the
Oppenheimer   funds,   the   availability  of  the  Oppenheimer   funds  on  the
intermediary’s  sales  system,  as well as the  overall  quality of the services provided by the intermediary and the Manager or  Distributor’s relationship  with the  intermediary.  The Manager and Distributor  have adopted guidelines  for assessing and  implementing  each  prospective  revenue  sharing
arrangement.   To   the   extent   that   financial   intermediaries   receiving
distribution-related  payments from the Manager or Distributor  sell more shares of the  Oppenheimer  funds or retain  more  shares of the funds in their  client accounts,  the Manager and Distributor  benefit from the incremental  management and other fees they receive with respect to those assets.

      Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

      The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer’s  settlement  instructions  if you buy your  shares  through  a
dealer.  After  your  account  is  established,   you  can  request  AccountLink
privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent.  AccountLink  privileges  will apply to each  shareholder listed  in  the  registration  on  your  account  as  well  as  to  your  dealer representative  of record unless and until the Transfer Agent  receives  written instructions  terminating  or changing  those  privileges.  After you  establish
AccountLink  for  your  account,  any  change  you  make  to  the  bank  account information  must be made by  signature-guaranteed  instructions to the Transfer
Agent signed by all shareholders who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system
that  enables   shareholders  to  perform  a  number  of  account   transactions
automatically   using   a   touch-tone   phone.   PhoneLink   may  be   used  on
already-established  Fund  accounts  after you obtain a Personal  Identification
Number  (PIN),  by calling  the  PhoneLink  number,  1.800.225.5677.  Purchasing
Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling
1.800.225.5677.  You must have established  AccountLink  privileges to link your bank account with the Fund to pay for these purchases.  Exchanging Shares.  With the  OppenheimerFunds  Exchange  Privilege,  described  below,  you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already  established by calling the special  PhoneLink  number.
Selling Shares. You can redeem shares by telephone  automatically by calling the
PhoneLink  number  and  the  Fund  will  send  the  proceeds  directly  to  your
AccountLink   bank   account.    Please   refer   to   “ How   to   Sell
Shares,” below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance.

Redemption Fee.  The Fund imposes a 2% redemption fee on the proceeds of Fund shares that are redeemed within 30 days of their purchase. The fee also applies in the case of shares redeemed in exchange transactions.  The redemption fee is collected by the Transfer Agent and paid to the Fund.  It is intended to help offset the trading, market impact, and administrative costs associated with short-term money movements into and out of the Fund, and to help deter excessive short term trading.  The fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days.  For shares of the Fund that were acquired by exchange, the holding period is measured from the date the shares were acquired in the exchange transaction.  Shares held the longest will be redeemed first.

      The redemption fee is not imposed on shares:
o     held in omnibus accounts of a financial intermediary, such as a broker-dealer or a retirement plan fiduciary (however,
               shares held in retirement plans that are not in omnibus
               accounts, Oppenheimer-sponsored retirement plans such as
               IRAs, and 403(b)(7) plans are subject to the fee), if
               those institutions have not implemented the system
               changes necessary to be capable of processing the
               redemption fee;
o     held by investors in certain asset allocation programs that offer automatic re-balancing or wrap-fee or similar fee-based
               programs and that have been identified to the
               Distributor and the Transfer Agent;
o     redeemed for rebalancing transactions under the OppenheimerFunds
               Portfolio Builder program;
o     redeemed pursuant to an OppenheimerFunds automatic withdrawal plan;
o     redeemed due to the death or disability of the shareholder;
o     redeemed as part of an automatic dividend exchange election established in advance of the exchange;
o     redeemed to pay fees assessed by the Fund or the Transfer Agent against the account;
o     redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with
               the Distributor that permits such redemptions without
               the imposition of these fees, such as asset allocation
               programs;
o     redeemed for conversion of Class B shares to Class A shares or pursuant to fund mergers; and
o     involuntary redemptions resulting from failure to meet account minimums.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
   If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.
      The minimum redemption you can have sent by wire is $2,500. There is a
      $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund’s name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 p.m., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the
      Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?   The   Distributor   has  made
arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers  may  charge for that  service.  If your shares are held in the name of your dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectus of the selected fund must offer the exchange privilege.
   o  When you establish an account, you must hold the shares you buy for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it carefully.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. An exchange may result in a capital gain or loss.

You can find a list of the Oppenheimer funds that are currently  available for exchanges in the Statement of Additional  Information or you can obtain a list by calling a service  representative  at  1.800.225.5677.  The funds available for exchange can change from time to time.

A contingent  deferred  sales  charge  (CDSC) is not charged when you exchange shares of the Fund for shares of another  Oppenheimer  fund.  However,  if you exchange your shares during the applicable  CDSC holding  period,  the holding period will carry over to the fund shares that you acquire.  Similarly, if you acquire shares of the Fund in exchange for shares of another  Oppenheimer fund that are subject to a CDSC  holding  period,  that  holding  period will carry over to the  acquired  shares of the Fund.  In either of these  situations,  a
CDSC may be imposed if the acquired  shares are redeemed before the end of the
CDSC holding period that applied to the exchanged shares.

There are a number of other special  conditions and limitations  that apply to certain types of exchanges.  These conditions and  circumstances are described in  detail  in the  “How to  Exchange  Shares”  section  in the  Statement  of
Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover.
      Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

     Please refer to “How to Exchange Shares” in the Statement
of Additional Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

     Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds  exchange privilege affords investors the ability to switch their  investments  among  Oppenheimer  funds if their  investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere  with the  Manager’s  ability to
manage  the  fund's  investments   efficiently,   increase  the  fund’s
transaction  and   administrative   costs  and/or  affect  the   fund’s
performance,  depending on various  factors,  such as the size of the fund,  the nature of its  investments,  the  amount of fund  assets the  portfolio  manager maintains  in cash or cash  equivalents,  the  aggregate  dollar  amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or  redemption  transactions,  the Fund might be required to sell  portfolio securities at unfavorable times to meet redemption or exchange requests, and the
Fund’s brokerage or administrative expenses might be increased.

     Therefore,  the Manager  and the  Fund’s  Board of  Trustees  have adopted the following  policies and  procedures  to detect and prevent  frequent and/or  excessive  exchanges,  and/or  purchase and redemption  activity,  while balancing the needs of investors who seek  liquidity  from their  investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures  described below will be sufficient to identify and deter excessive short-term trading.

     o Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a
financial   intermediary   holding   the   investor’s   shares   in  an
“omnibus” or “street name” account) receives
an exchange  request  that  conforms  to these  policies.  The  request  must be received by the close of the NYSE that day, which is normally 4:00 p.m.  Eastern time,  but may be earlier on some days, in order to receive that  day’s net asset value on the exchanged  shares.  Exchange  requests received after the close of the NYSE will  receive  the next net asset value  calculated  after the request is received.  However,  the Transfer  Agent may delay  transmitting  the proceeds from an exchange for up to five business days if it determines,  in its discretion,  that an  earlier  transmittal  of the  redemption  proceeds  to the receiving  fund would be  detrimental to either the fund from which the exchange is being made or the fund into which the  exchange is being made.  The  proceeds will be invested  in the fund into which the  exchange is being made at the next net asset value  calculated  after the proceeds are received.  In the event that such a delay in the  reinvestment  of proceeds  occurs,  the Transfer Agent will notify you or your financial representative.

     o Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or  terminate  trading  activity by any person,  group or account  that it believes would be  disruptive,  even if the activity has not exceeded the policy outlined in this  Prospectus.  The  Transfer  Agent may review and  consider the history of frequent  trading  activity in all accounts in the Oppenheimer  funds known  to be  under  common  ownership  or  control  as  part  of  the  Transfer
Agent’s procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Fund and the
      Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional, more stringent restrictions. Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this
      Prospectus. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed or exchanged within 30 days after their purchase in certain circumstances. Further details are provided under "How to Sell
      Shares."

     o Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
Transfer Agent may refuse any purchase or exchange order in their discretion and are not  obligated to provide  notice  before  rejecting an order.  The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive
60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent
      may send a written warning to direct shareholders that the Transfer
      Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity, with or without such warning.

     o Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary  such as a  broker-dealer,  a bank, an insurance  company  separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan,  that holds your  shares in an  account  under its name  (these are
sometimes  referred  to  as   “omnibus”   or  “street
name”  accounts),  that  financial  intermediary  may  impose  its  own restrictions or limitations to discourage  short-term or excessive trading.  You
should   consult  your   financial   intermediary   to  find  out  what  trading
restrictions, including limitations on exchanges, they may apply.

     While the  Fund,  the  Distributor,  the  Manager  and the  Transfer  Agent
encourage  financial  intermediaries  to apply the  Fund’s  policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to detect  excessive  short term  trading  activity  facilitated  by, or in accounts  maintained  in, the  “omnibus”  or  “street
name”  accounts of a financial  intermediary.  Therefore  the  Transfer
Agent might not be able to apply this policy to  accounts  such as (a)  accounts held  in  omnibus  form  in the  name  of a  broker-dealer  or  other  financial institution,  or (b) omnibus  accounts held in the name of a retirement  plan or
529  plan  trustee  or  administrator,  or (c)  accounts  held in the name of an insurance  company for its separate  account(s),  or (d) other  accounts  having multiple  underlying  owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer Agent.

     However,  the Transfer Agent will attempt to monitor  overall  purchase and redemption  activity in those  accounts to seek to  identify  patterns  that may suggest  excessive  trading by the  underlying  owners.  If evidence of possible excessive  trading  activity is observed by the Transfer  Agent,  the  financial intermediary  that is the  registered  owner  will be  asked to  review  account activity,  and to confirm to the  Transfer  Agent and the Fund that  appropriate action has been taken to curtail any excessive  trading activity.  However,  the
Transfer  Agent’s  ability to monitor  and deter  excessive  short-term trading in omnibus or street name accounts  ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

Additional Policies and Procedures. The Fund’s Board has adopted the following additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity:

     o 30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be “blocked”  from further exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount exchanged into the account.  For example, if a shareholder  exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000,  then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further  exchanges into another fund for a period of 30 calendar
days.  A  “direct   shareholder”   is  one  whose  account  is
registered on the  Fund’s  books  showing the name,  address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

     o Asset Allocation.  Third-party asset allocation and rebalancing  programs will be subject to the 30-day limit described above. Asset allocation firms that want to  exchange  shares held in  accounts  on behalf of their  customers  must identify  themselves to the Transfer  Agent and execute an  acknowledgement  and agreement to abide by these  policies with respect to their  customers’
accounts.  “On-demand”  exchanges  outside the  parameters  of portfolio  rebalancing  programs will be subject to the 30-day  limit.  However, investment programs by other Oppenheimer “funds-of-funds” that entail  rebalancing of investments in underlying  Oppenheimer  funds will not be subject to these limits.

o     Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

     More  information  about the  Fund’s  policies and  procedures for buying,  selling  and  exchanging  shares  is  contained  in  the  Statement  of
Additional Information. A $12 annual “Minimum Balance Fee”  is assessed  on each  Fund  account  with a value  of less  than  $500.  The fee is automatically  deducted from each applicable Fund account annually in September.
See the Statement of Additional  Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed. The offering of shares may be  suspended  during any  period in which the  determination  of net asset value is  suspended,  and the  offering  may be  suspended by the Board of
Trustees  at any time  the  Board  believes  it is in the  Fund’s  best interest to do so. Telephone transaction  privileges for purchases,  redemptions or exchanges  may be modified,  suspended or terminated by the Fund at any time.
The Fund will provide you notice  whenever it is required to do so by applicable law. If an account has more than one owner,  the Fund and the Transfer Agent may rely on the  instructions of any one owner.  Telephone  privileges apply to each owner of the  account  and the dealer  representative  of record for the account unless the Transfer Agent receives  cancellation  instructions  from an owner of the account.  The Transfer Agent will record any telephone  calls to verify data concerning  transactions  and has  adopted  other  procedures  to  confirm  that telephone  instructions  are  genuine,  by  requiring  callers  to  provide  tax identification  numbers  and  other  account  data  or by  using  PINs,  and  by confirming such  transactions  in writing.  The Transfer Agent and the Fund will not be liable for  losses or  expenses  arising  out of  telephone  instructions reasonably  believed to be genuine.  Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form.
From time to time, the Transfer Agent in its discretion may waive certain of the requirements  for redemptions  stated in this  Prospectus.  Dealers that perform account  transactions for their clients by  participating in NETWORKING  through the National Securities Clearing Corporation are responsible for obtaining their clients’  permission to perform those transactions, and are responsible to their  clients who are  shareholders  of the Fund if the dealer  performs any transaction erroneously or improperly. The redemption price for shares will vary from day to day  because  the  value of the  securities  in the  Fund’s portfolio  fluctuates.  The redemption  price,  which is the net asset value per share,  will normally differ for each class of shares.  The redemption  value of your shares may be more or less than their original  cost.  Payment for redeemed shares  ordinarily  is made in  cash.  It is  forwarded  by  check,  or  through
AccountLink  or by Federal  Funds wire (as  elected by the  shareholder)  within seven days after the Transfer Agent receives  redemption  instructions in proper form.  However,  under unusual  circumstances  determined by the  Securities and
Exchange  Commission,   payment  may  be  delayed  or  suspended.  For  accounts
registered  in the name of a  broker-dealer,  payment will normally be forwarded within  three  business  days after  redemption.  The  Transfer  Agent may delay processing any type of redemption  payment as described under  “How  to
Sell Shares” for recently purchased shares, but only until the purchase payment  has  cleared.  That  delay  may be as much as 10 days from the date the shares  were  purchased.  That delay may be avoided  if you  purchase  shares by
Federal  Funds wire or  certified  check,  or arrange  with your bank to provide telephone or written  assurance to the Transfer Agent that your purchase payment has cleared.  Involuntary  redemptions of small accounts may be made by the Fund if the account  value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases,  involuntary  redemptions may be made to repay the Distributor  for losses from the  cancellation of share purchase  orders.  Shares  may be  “redeemed  in  kind”  under unusual  circumstances  (such  as a lack  of  liquidity  in the  Fund’s portfolio to meet redemptions).  This means that the redemption proceeds will be paid with liquid  securities  from the  Fund’s  portfolio.  If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks  until such time as such  securities  are  converted  into  cash.  Federal regulations  may require the Fund to obtain your name, your date of birth (for a natural person),  your residential street address or principal place of business and  your  Social  Security  Number,  Employer  Identification  Number  or other
government  issued   identification   when  you  open  an  account.   Additional
information  may be  required  in  certain  circumstances  or to open  corporate accounts.  The Fund or the Transfer Agent may use this information to attempt to verify your  identity.  The Fund may not be able to  establish an account if the necessary information is not received. The Fund may also place limits on account transactions  while it is in the process of attempting to verify your  identity.
Additionally,  if the Fund is unable to verify your identity  after your account is  established,  the Fund may be  required to redeem your shares and close your account.  “Backup  withholding”  of federal  income tax may be
applied  against  taxable  dividends,   distributions  and  redemption  proceeds
(including  exchanges) if you fail to furnish the Fund your  correct,  certified
Social   Security  or  Employer   Identification   Number  when  you  sign  your
application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each  prospectus,  annual  and  semi-annual  report  and annual notice of the  Fund’s  privacy policy to  shareholders  having the same last name and address on the Fund’s records. The consolidation of these mailings,  called  householding,  benefits  the  Fund  through  reduced  mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares from net  investment  income on an annual basis and pay them  annually.
Dividends and distributions  paid to Class A and Class Y shares will generally be  higher  than  dividends  for Class B,  Class C and  Class N shares,  which normally have higher  expenses  than Class A and Class Y shares.  The Fund has no fixed dividend rate and cannot  guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, but reserves the right not to qualify. It qualified during its last fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

     Avoid  “Buying a  Distribution.”  If you buy shares on or
just before the  ex-dividend  date,  or just before the Fund  declares a capital gains distribution,  you will pay the full price for the shares and then receive a portion of the price back as a taxable  dividend  or capital  gain.  Remember,
There May be Taxes on  Transactions.  Because the  Fund’s  share prices fluctuate,  you may have a capital  gain or loss when you sell or exchange  your shares. A capital gain or loss is the difference  between the price you paid for the shares and the price you  received  when you sold them.  Any capital gain is subject to capital gains tax.  Returns of Capital Can Occur.  In certain  cases, distributions made by the Fund may be considered a non-taxable return of capital
to  shareholders.   If  that  occurs,  it  will  be  identified  in  notices  to shareholders.

      This  information  is only a  summary  of  certain  federal  income  tax information  about your  investment.  You should consult with your tax advisor about  the  effect  of an  investment  in the  Fund  on  your  particular  tax situation.

Financial Highlights

     The  Financial  Highlights  Table is presented to help you  understand  the
Fund’s  financial  performance for the past five fiscal years.  Certain information  reflects  financial  results  for a single  Fund  share.  The total returns in the table  represent the rate that an investor  would have earned (or lost) on an investment in the Fund (assuming  reinvestment  of all dividends and
distributions).   This   information   has   been   audited   by  KPMG  llp  the
Fund’s  independent  registered  public  accounting firm, whose report, along  with  the  Fund’s  financial  statements,  is  included  in  the
Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED SEPTEMBER 30,                    2005           2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $  38.91       $  38.81      $  28.24      $  33.08      $  66.77
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.31) 1        (.37)         (.26)         (.22)         (.19)
Net realized and unrealized gain (loss)                5.37            .47         10.83         (4.62)       (20.66)
                                                   -------------------------------------------------------------------
Total from investment operations                       5.06            .10         10.57         (4.84)       (20.85)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --             --            --            --        (12.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  43.97       $  38.91      $  38.81      $  28.24      $  33.08
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.00%          0.26%        37.43%       (14.63)%      (37.01)%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $663,206       $694,976      $772,420      $572,843      $754,082
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $681,607       $775,665      $639,170      $753,304      $988,717
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.74)%        (1.00)%       (0.83)%       (0.74)%       (0.31)%
Total expenses                                         1.31%          1.29%         1.41%         1.45%         1.25%
Expenses after payments and waivers and
reduction to custodian expenses                        1.26%          1.28%         1.35%         1.42%         1.25%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 162%           135%          172%          143%          155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS B    YEAR ENDED SEPTEMBER 30,                    2005           2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $  35.00       $  35.21      $  25.81      $  30.46      $  62.99
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.58) 1       (1.50)        (1.09)         (.91)         (.29)
Net realized and unrealized gain (loss)                4.81           1.29         10.49         (3.74)       (19.40)
                                                   -------------------------------------------------------------------
Total from investment operations                       4.23           (.21)         9.40         (4.65)       (19.69)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --             --            --            --        (12.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  39.23       $  35.00      $  35.21      $  25.81      $  30.46
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    12.08%         (0.60)%       36.42%       (15.27)%      (37.48)%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $104,447       $125,947      $160,851      $154,657      $234,023
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $114,500       $151,725      $148,410      $223,215      $315,607
Ratios to average net assets: 3
Net investment loss                                   (1.56)%        (1.85)%       (1.56)%       (1.50)%       (1.07)%
Total expenses                                         2.20%          2.20%         2.35%         2.21%         2.01%
Expenses after payments and waivers and
reduction to custodian expenses                        2.11%          2.13%         2.10%         2.18%         2.01%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 162%           135%          172%          143%          155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED SEPTEMBER 30,                   2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 35.74       $ 35.93      $ 26.34      $ 31.10      $ 64.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.59) 1       (.82)        (.44)        (.59)        (.24)
Net realized and unrealized gain (loss)               4.91           .63        10.03        (4.17)      (19.82)
                                                   --------------------------------------------------------------
Total from investment operations                      4.32          (.19)        9.59        (4.76)      (20.06)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --            --           --           --       (12.84)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 40.06       $ 35.74      $ 35.93      $ 26.34      $ 31.10
                                                   ==============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   12.09%        (0.53)%      36.41%      (15.31)%     (37.47)%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $41,841       $44,415      $48,263      $34,673      $44,404
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $43,506       $49,464      $38,930      $45,655      $56,301
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (1.54)%       (1.80)%      (1.58)%      (1.50)%      (1.07)%
Total expenses                                        2.22%         2.19%        2.38%        2.21%        2.01%
Expenses after payments and waivers and
reduction to custodian expenses                       2.09%         2.09%        2.12%        2.18%        2.01%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%          135%         172%         143%         155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS N    YEAR ENDED SEPTEMBER 30,                   2005           2004         2003         2002         2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 38.51        $ 38.53      $ 28.11      $ 33.01      $ 39.11
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.42) 2        (.42)        (.35)        (.30)        (.13)
Net realized and unrealized gain (loss)               5.30            .40        10.77        (4.60)       (5.97)
                                                   ---------------------------------------------------------------
Total from investment operations                      4.88           (.02)       10.42        (4.90)       (6.10)
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --             --           --           --           --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 43.39        $ 38.51      $ 38.53      $ 28.11      $ 33.01
                                                   ===============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   12.67%         (0.05)%      37.07%      (14.84)%     (15.60)%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $10,263        $ 9,719      $ 4,363      $ 2,236      $   147
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $10,133        $ 7,381      $ 3,088      $ 1,786      $   105
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (1.03)%        (1.26)%      (1.13)%      (0.97)%      (0.93)%
Total expenses                                        1.68%          1.72%        2.12%        1.68%        1.55%
Expenses after payments and waivers and
reduction to custodian expenses                       1.56%          1.58%        1.65%        1.65%        1.55%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%           135%         172%         143%         155%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED SEPTEMBER 30,                   2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 40.31       $ 40.07      $ 29.08      $ 33.96      $ 68.06
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.19) 1       (.21)        (.26)        (.06)        (.17)
Net realized and unrealized gain (loss)               5.56           .45        11.25        (4.82)      (21.09)
                                                   --------------------------------------------------------------
Total from investment operations                      5.37           .24        10.99        (4.88)      (21.26)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --            --           --           --       (12.84)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 45.68       $ 40.31      $ 40.07      $ 29.08      $ 33.96
                                                   ==============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   13.32%         0.60%       37.79%      (14.37)%     (36.88)%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $40,506       $53,096      $57,074      $38,444      $50,125
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $45,955       $61,766      $43,531      $50,275      $64,264
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.44)%       (0.67)%      (0.57)%      (0.43)%      (0.13)%
Total expenses                                        1.01%         0.95%        1.16%        1.26%        1.14%
Expenses after payments and waivers and
reduction to custodian expenses                       0.96%         0.95%        1.10%        1.11%        1.06%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%          135%         172%         143%         155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

INFORMATION AND SERVICES

For More Information on Oppenheimer Discovery Fund
The following additional information about the Fund is available without charge upon request:

     STATEMENT OF  ADDITIONAL  INFORMATION.  This document  includes  additional
information  about  the   Fund’s   investment   policies,   risks,  and
operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

     ANNUAL  AND  SEMI-ANNUAL   REPORTS.   Additional   information   about  the
Fund’s  investments and performance is available in the Fund’s
Annual and  Semi-Annual  Reports to  shareholders.  The Annual Report includes a discussion of market  conditions and investment  strategies  that  significantly affected the Fund’s performance during its last fiscal year.

     How to Get More  Information  You can request the  Statement of  Additional
Information,  the Annual and  Semi-Annual  Reports,  the notice  explaining  the
Fund’s  privacy  policy  and other  information  about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com
------------------------------------------------------------------------------

     Information   about  the  Fund   including   the  Statement  of  Additional
Information can be reviewed and copied at the  SEC’s  Public  Reference
Room in Washington,  D.C.  Information on the operation of the Public  Reference
Room may be  obtained by calling  the SEC at  1.202.942.8090.  Reports and other information  about  the  Fund  are  available  on  the  EDGAR  database  on  the
SEC’s  Internet  website at  www.sec.gov.  Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s  e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference
Section,  Washington, D.C. 20549-0102. No one has been authorized to provide any information about the Fund or to make any  representations  about the Fund other than what is contained in this  Prospectus.  This  Prospectus is not an offer to sell  shares of the Fund,  nor a  solicitation  of an offer to buy shares of the
Fund, to any person in any state or other  jurisdiction  where it is unlawful to make such an offer.

The Fund’s shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund’s SEC File No.: 811-4410
PR0500.001.0106
Printed on recycled paper

                          Appendix to Prospectus of
                          Oppenheimer Discovery Fund

     Graphic material  included in the Prospectus of Oppenheimer  Discovery Fund under the heading  “Annual  Total  Returns  (Class A) (as of 12/31 each year)”:

      A bar chart will be included in the Prospectus of Oppenheimer Discovery
     Fund (the “Fund”) depicting the annual total returns of a
hypothetical
investment in Class A shares of the Fund for each of the past ten calendar years, without deducting sales charges or taxes. Set forth below are the relevant data points that will appear in the bar chart:

Calendar                Annual
Year                    Total
Ended        Returns

12/31/96                 14.79%
12/31/97                 10.36%
12/31/98                 -2.00%
12/31/99                 51.31%
12/31/00                -13.26%
12/31/01                -11.59%
12/31/02                -24.10%
12/31/03                38.98%
12/31/04                 3.98%
12/31/05                 1.34%

Oppenheimer Discovery Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated January 27, 2006

      This  Statement of  Additional  Information  is not a  Prospectus.  This
document  contains  additional  information  about  the Fund  and  supplements information  in the  Prospectus  dated  January  27,  2006.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the
Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270, Denver,
Colorado  80217,  or by calling the  Transfer  Agent at the  toll-free  number shown above, or by downloading it from the  OppenheimerFunds  Internet website at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers
C-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of the Fund are  described  in the  Prospectus.  This  Statement of
Additional Information contains supplemental  information about those policies and risks and the types of  securities  that the  Fund's  investment  manager,
OppenheimerFunds,  Inc. ("the Manager"),  can select for the Fund.  Additional information  is also provided  about the  strategies  that the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The composition of the Fund's portfolio and the  techniques and  strategies  that the Manager uses in selecting  portfolio securities  will vary over time.  The Fund is not  required  to use all of the
investment   techniques  and  strategies   described   below  in  seeking  its
objective.   It  may  use  some  of  the  special  investment  techniques  and strategies at some times or not at all.

|X|   Cyclical  Opportunities.  The Fund might also seek to take  advantage of changes in the business  cycle by investing in companies that are sensitive to those  changes  if the  Manager  believes  they  have  growth  potential.  For example,  when the economy is  expanding,  companies in the consumer  durables
and   technology   sectors   might   benefit   and  offer   long-term   growth
opportunities.  Other cyclical industries include insurance,  for example. The fund  focuses on  seeking  growth  over the long term,  but could seek to take
tactical   advantage  of  short-term  market  movements  or  events  affecting particular issuers or industries.

|X|   Investments in Equity  Securities.  The Fund focuses its  investments in equity securities of small growth companies.  Equity securities include common stocks,  preferred  stocks,  rights and warrants,  and securities  convertible into common stock.  The Fund's  investments  will primarily  include stocks of companies  having  a  market  capitalization  of up to $3  billion,  generally measured  at the  time of the  Fund's  investment.  However,  the  Fund is not
required  to  sell   securities   it  holds  of  an  issuer  if  the  issuer's
capitalization exceeds $3 billion.

      The Fund can also  invest a  portion  of its  assets  in  securities  of issuers having a market  capitalization  greater than $3 billion. At times, in the Manager's view, the market may favor or disfavor  securities of issuers of a particular  capitalization  range.  Therefore  the Fund may change  relative
emphasis   on  its  equity   investments   in   securities   of  one  or  more
capitalization  ranges,  based upon the  Manager's  judgment of where the best market opportunities are to seek the Fund's objective.

      Growth  companies might be providing new products or services that could enable them to capture a dominant or important market position.  They may have a special area of expertise or the  capability to take advantage of changes in demographic  factors in a more  profitable way than larger,  more  established companies.

      Growth  companies  tend to  retain a large  part of their  earnings  for research,  development or investment in capital assets. Therefore, they do not tend to emphasize  paying  dividends,  and may not pay any  dividends for some time. They are selected for the Fund's portfolio  because the Manager believes the price of the stock will increase over the long term.

      Current income is not a criterion used to select  portfolio  securities.
However,  certain debt securities may be selected for the Fund's portfolio for defensive  purposes  (including debt securities that the Manager  believes may offer some opportunities for capital appreciation when stocks are disfavored).

      In general,  securities  of small-cap  issuers may be subject to greater
price   volatility  in  general  than  securities  of  large-cap  and  mid-cap companies.  Therefore,  to the degree that the Fund has investments in smaller capitalization  companies  at times of market  volatility,  the  Fund's  share price may fluctuate more. As noted below,  the Fund limits such investments in unseasoned small cap issuers.

|_|   Over-the-Counter  Securities.  Small-cap growth companies that are newer companies  may offer  greater  opportunities  for  capital  appreciation  than securities  of large,  more  established  companies.  However,  securities  of small-cap  companies  also involve  greater  risks than  securities  of larger companies.  Securities  of  small  capitalization  issuers  may be  traded  on securities exchanges or in the  over-the-counter  market. The over-the-counter markets,  both in the U.S. and abroad, may have less liquidity than securities exchanges.  That lack of  liquidity  can  affect the price the Fund is able to obtain  when it wants to sell a  security,  because if there are fewer  buyers and less demand for a particular security,  the Fund might not be able to sell it at an  acceptable  price or might  have to reduce  the price in  writing to accept in order to dispose of the security.

      In the U.S., the principal  over-the-counter  market is the NASDAQ Stock
Market,  Inc.,  which is regulated by the NASD.  It consists of an  electronic quotation  system for certain  securities,  and a security  must have at least two market makers to be included in NASDAQ.  There are other  over-the-counter markets in the U.S., as well as those  abroad,  as long as a dealer is willing to make a market in a particular security.

|_|   Convertible  Securities.  The  value  of  a  convertible  security  is a function  of  its  "investment  value"  and  its  "conversion  value."  If the investment  value exceeds the conversion  value, the security will behave more like a debt  security  and the  security's  price will  likely  increase  when prevailing  interest  rates fall and decrease when  prevailing  interest rates rise. If the conversion value exceeds the investment  value, the security will behave more like an equity  security.  In that case,  it will likely sell at a premium  over its  conversion  value  and its  price  will  tend to  fluctuate directly with the price of the  underlying  security.  While some  convertible securities  are a form  of  debt  security,  in many  cases  their  conversion feature  (allowing  conversion  into  equity  securities)  causes  them  to be regarded  more  as  "equity  equivalents."  As a  result,  the  credit  rating assigned to the security has less impact on the Manager's  investment decision with respect to  convertible  securities  than in the case of  non-convertible fixed-income  securities.  To determine whether convertible  securities should be  regarded  as "equity  equivalents,"  the Manager  examines  the  following factors:
(1)   whether, at the option of the investor,  the convertible security can be exchanged  for a fixed  number of shares of common stock of the issuer,
(2)   whether  the  issuer of the  convertible  securities  has  restated  its earnings  per share of common  stock on a fully  diluted  basis
               (considering  the  effect  of  conversion  of  the  convertible securities), and
(3)   the extent to which the convertible  security may be a defensive "equity substitute,"  providing  the  ability  to  participate  in  any appreciation in the price of the issuer's common stock.

|_|   Preferred  Stock.  Preferred  stock,  unlike common stock,  has a stated
dividend  rate  payable  from  the  corporation's  earnings.  Preferred  stock dividends  may be  cumulative  or  non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend  provisions  require  all or a portion  of prior unpaid  dividends  to be paid  before  dividends  can be paid to the  issuer's common stock.  "Participating"  preferred  stock may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise,  the fixed  dividend on preferred  stocks may be less attractive,  causing the price of preferred stocks to decline.  Preferred stock  may have  mandatory  sinking  fund  provisions,  as well as  provisions allowing the stock to be called or redeemed  prior to its maturity,  which can have a negative  impact on the  stock's  price when  interest  rates  decline.
Preferred   stock  generally  has  a  preference  over  common  stock  on  the distribution  of a  corporation's  assets in the event of  liquidation  of the corporation.  The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation  are generally  subordinate to the rights associated with a corporation's debt securities.

|_|   Rights  and  Warrants.  The Fund  can  invest  in  warrants  or  rights, including  warrants  and  rights  the  Fund has  acquired  as part of units of securities  or that are  attached  to  other  securities  that the Fund  buys.
Warrants  basically  are options to  purchase  equity  securities  at specific prices valid for a specific  period of time.  Their prices do not  necessarily move parallel to the prices of the underlying  securities.  Rights are similar to warrants,  but normally have a short duration and are distributed  directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive  no  dividends  and have no rights  with  respect to the assets of the issuer.

|X|   Foreign  Securities.  The Fund may purchase equity  securities issued or
guaranteed  by  foreign   companies  or  debt  securities  issued  by  foreign
governments.  "Foreign  securities"  include  equity  and debt  securities  of companies  organized under the laws of countries other than the United States.
They  may  be  traded  on  foreign  securities  exchanges  or in  the  foreign over-the-counter markets.

      Securities  of  foreign   issuers  that  are   represented  by  American
Depository  Receipts  or that are  listed  on a U.S.  securities  exchange  or traded  in the  U.S.  over-the-counter  markets  are not  considered  "foreign securities"  for the  purpose of the Fund's  investment  allocations.  That is because they are not subject to many of the special  considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because  the  Fund  may  purchase  securities   denominated  in  foreign
currencies,  a change in the value of such foreign  currency  against the U.S.
dollar will result in a change in the amount of income the Fund has  available for  distribution.  Because a portion of the Fund's  investment  income may be received  in foreign  currencies,  the Fund will be  required  to compute  its income in U. S. dollars for  distribution to  shareholders,  and therefore the
Fund  will  absorb  the  cost of  currency  fluctuations.  After  the Fund has distributed  income,  subsequent  foreign  currency  losses  may result in the
Fund's having  distributed more income in a particular  fiscal period than was available form  investment  income,  which could result in a return of capital to shareholders.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to  invest  in  foreign  issuers  that  appear  to  offer  growth potential,  or in foreign  countries with economic policies or business cycles different  from  those of the U.S.,  or to reduce  fluctuations  in  portfolio value by taking  advantage  of  foreign  stock  markets  that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

|_|   Risks of Foreign Investing.  Investments in foreign securities may offer special  opportunities for investing but also present special additional risks and  considerations  not typically  associated  with  investments  in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments  due to changes in currency rates,  currency  devaluation or currency  control  regulations
               (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards
               in  foreign   countries   comparable  to  those  applicable  to
               domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
               U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
               taxation,   political,   financial  or  social  instability  or
               adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,  U.S.   government   policies  have  discouraged  certain
investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

|_|   Special  Risks of Emerging  Markets.  Emerging  and  developing  markets abroad may also offer  special  opportunities  for growth  investing  but have greater risks than more developed  foreign  markets,  such as those in Europe,
Canada,  Australia, New Zealand and Japan. There may be even less liquidity in
their  securities   markets,   and  settlements  of  purchases  and  sales  of
securities  may be subject to additional  delays.  They are subject to greater risks of  limitations  on the  repatriation  of income and profits  because of currency  restrictions imposed by local governments.  Those countries may also be subject to the risk of greater  political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.

|_|   Passive Foreign  Investment  Companies.  Some securities of corporations domiciled  outside the U.S.  which the Fund may  purchase,  may be  considered passive foreign investment  companies ("PFICs") under U.S. tax laws. PFICs are those foreign  corporations which generate primarily passive income. They tend to be growth companies or "start-up"  companies.  For federal tax purposes,  a corporation  is  deemed  a PFIC if 75% or more  of the  foreign  corporation's gross  income for the income  year is passive  income or if 50% or more of its assets are assets that produce or are held to produce passive income.  Passive income is  further  defined as any income to be  considered  foreign  personal holding company income within the subpart F provisions defined by IRCss.954.

      Investing  in PFICs  involves  the risks  associated  with  investing in foreign  securities,  as  described  above.  There are also the risks that the
Fund may not realize  that a foreign  corporation  it invests in is a PFIC for federal  tax  purposes.  Federal  tax laws  impose  severe tax  penalties  for failure to properly report  investment income from PFICs.  Following  industry standards,  the Fund makes every effort to ensure  compliance with federal tax reporting of these  investments.  PFICs are considered  foreign securities for the purposes of the Fund's minimum  percentage  requirements or limitations of investing in foreign securities.

      Subject to the limits under the Investment Company Act of 1940 (the
"Investment Company Act"), the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

      In addition to bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under "Investment in Other
Investment Companies."

|X|   Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its  portfolio  securities  during its last fiscal  year.  For example,  if a fund sold all of its securities  during the year, its portfolio turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will fluctuate  from year to year and the Fund may have a portfolio  turnover  rate of more than 100% annually.

      Increased  portfolio  turnover  creates higher brokerage and transaction costs for the Fund,  which may reduce its overall  performance.  Additionally, the realization of capital gains from selling portfolio  securities may result in distributions  of taxable  long-term  capital gains to shareholders,  since the Fund will  normally  distribute  all of its capital  gains  realized  each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and  Strategies.  In seeking its objective,  the
Fund  from  time  to time  can use the  types  of  investment  strategies  and investments  described  below.  It  is  not  required  to  use  all  of  these strategies at all times and at times may not use them.

Investment  in Other  Investment  Companies.  The Fund can also  invest in the securities of other  investment  companies,  which can include open-end funds, closed-end funds and unit investment  trusts,  subject to the limits set forth in the Investment  Company Act that apply to those types of  investments,  and the following additional limitation:  the Fund cannot invest in the securities of other registered  investment companies or registered unit investment trusts in reliance on sub-paragraph  (F) or (G) of section 12(d)(1) of the Investment
Company Act. For example, the Fund can invest in Exchange-Traded  Funds, which are typically  open-end  funds or unit  investment  trusts,  listed on a stock exchange.  The Fund might do so as a way of gaining  exposure to the  segments of the  equity or  fixed-income  markets  represented  by the  Exchange-Traded
Funds'  portfolio,  at  times  when  the  Fund  may not be  able to buy  those portfolio securities directly.

      Investing  in another  investment  company  may  involve  the payment of substantial  premiums above the value of such investment  company's  portfolio securities  and is subject to limitations  under the  Investment  Company Act.
The Fund does not intend to invest in other  investment  companies  unless the
Manager  believes that the potential  benefits of the  investment  justify the payment of any premiums or sales  charges.  As a shareholder  of an investment company,  the Fund would be subject to its  ratable  share of that  investment company's expenses,  including its advisory and administration  expenses.  The
Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

|X|   Investing  in  Small,  Unseasoned  Companies.  The  Fund can  invest  in securities of small, unseasoned companies.  These are companies that have been in  operation  for less than three  years,  including  the  operations  of any predecessors.  Securities of these companies are subject to greater volatility in their prices.  They may have a limited trading market,  which may adversely affect  the  Fund's  ability  to  dispose of them and can reduce the price the
Fund might be able to obtain  for them.  Other  investors  that own a security issued by a small,  unseasoned  issuer for which  there is  limited  liquidity might  trade  the  security  when the Fund is  attempting  to  dispose  of its holdings of that  security.  In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.  The Fund currently intends to  invest  not more  than 10% of its net  assets  in  those  securities.  The
Manager  might  increase  that limit,  for example,  if it believes that these securities offer better capital appreciation  possibilities than those of more established  small-cap  companies.  These are more speculative  securities and can increase the Fund's overall portfolio risks.

|X|   Repurchase  Agreements.  The  Fund can  acquire  securities  subject  to repurchase  agreements.  It  might  do  so  for  liquidity  purposes  to  meet anticipated  redemptions  of Fund  shares,  or pending the  investment  of the proceeds  from sales of Fund shares,  or pending the  settlement  of portfolio securities  transactions,  or for temporary defensive  purposes,  as described below.

      In a  repurchase  transaction,  the  Fund  buys  a  security  from,  and
simultaneously   resells  it  to,  an  approved  vendor  for  delivery  on  an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to the  Fund's  limits on holding  illiquid  investments.  There is no limit  on the  amount  of the  Fund's  net  assets  that  may  be  subject  to repurchase agreements having maturities of seven days or less.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act, are  collateralized  by the underlying  security.  The Fund's  repurchase agreements  require  that at all times while the  repurchase  agreement  is in effect,  the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale  price on the  delivery  date,  the Fund may incur  costs in disposing of the collateral  and may  experience  losses if there is any delay
in  its   ability  to  do  so.  The  Manager   will  impose   creditworthiness
requirements  to  confirm  that  the  vendor  is  financially  sound  and will
continuously   monitor  the   collateral's   value.   They  must  meet  credit
requirements set by the Manager from time to time.

      Pursuant to an  Exemptive  Order issued by the  Securities  and Exchange
Commission  (the  "SEC"),  the Fund,  along  with  other  affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances  into one or more joint  repurchase  accounts.  These  balances are invested in one or more repurchase agreements, secured by U.S. government securities.  Securities that are pledged as collateral  for  repurchase  agreements are held by a custodian bank until the agreements mature. Each joint repurchase  arrangement  requires that the market value of the  collateral be  sufficient  to cover  payments of interest and  principal;  however,  in the event of default by the other party to the agreement,  retention or sale of the collateral may be subject to legal proceedings.

|X|   Illiquid and  Restricted  Securities.  Under the policies and procedures established  by the Fund's  Board of  Trustees,  the Manager  determines  the liquidity  of certain of the Fund's  investments.  To enable the Fund to sell its  holdings  of a  restricted  security  not  registered  under  applicable
 securities  law,  the  Fund  may  have  to  cause  those   securities  to  be
 registered.   The  expenses  of  registering  restricted  securities  may  be negotiated  by the Fund  with  the  issuer  at the  time  the  Fund  buys the securities.  When the Fund must arrange  registration because the Fund wishes to sell the security,  a considerable  period may elapse between the time the decision  is  made  to  sell  the  security  and the  time  the  security  is registered  so that the Fund  could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  can  also  acquire  restricted   securities  through  private
placements.  Those  securities have  contractual  restrictions on their public resale.  Those  restrictions  might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The  Fund  has  limitations   that  apply  to  purchases  of  restricted
securities,  as stated in the Prospectus.  Those  percentage  restrictions are not fundamental  policies and do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under Rule
144A of the Securities Act of 1933, if those  securities  have been determined to be liquid by the Manager under Board-approved guidelines.  Those guidelines
take  into  account  the  trading   activity  for  such   securities  and  the
availability of reliable pricing  information,  among other factors.  If there is a lack of trading  interest in a particular Rule 144A security,  the Fund's holdings  of  that  security  may  be  considered  to  be  illiquid.  Illiquid securities include repurchase  agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Loans of Portfolio  Securities.  To raise cash for  liquidity  purposes, the Fund can lend its  portfolio  securities  to  brokers,  dealers and other types of  financial  institutions  approved by the Fund's  Board of Trustees.
 The Fund  currently  does not intend to engage in loans of  securities in the coming year,  but if it does so, such loans will not likely  exceed 5% of the
 Fund's total assets.

      There are some risks in connection  with  securities  lending.  The Fund might experience a delay in receiving additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The
Fund must receive collateral for a loan. Under current  applicable  regulatory requirements  (which are subject to  change),  on each  business  day the loan collateral  must be at least equal to the value of the loaned  securities.  It must  consist  of  cash,  bank  letters  of  credit,  securities  of the  U.S.
government or its agencies or instrumentalities,  or other cash equivalents in which  the Fund is  permitted  to  invest.  To be  acceptable  as  collateral, letters of credit must obligate a bank to pay amounts  demanded by the Fund if the demand  meets the terms of the  letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it  lends  securities,  the  Fund  receives  amounts  equal  to the dividends or interest on loaned  securities.  It also  receives one or more of
(a) negotiated loan fees, (b) interest on securities  used as collateral,  and
(c)  interest  on any  short-term  debt  securities  purchased  with such loan collateral.  Either type of interest may be shared with the borrower. The Fund may  also  pay  reasonable  finder's,  custodian  and  administrative  fees in connection  with  these  loans.  The  terms  of the  Fund's  loans  must  meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days'  notice or in time to vote on any important matter.

|X|   Borrowing  and Leverage.  The Fund may not borrow  money,  except to the extent  permitted  under the Investment  Company Act, the rules or regulations thereunder or any exemption  therefrom that is applicable to the Fund, as such statute,  rules or  regulations  may be  amended or  interpreted  from time to time.  Borrowing may entail  "leverage,"  and may be a speculative  investment strategy.  Any  borrowing  will be made only from banks and,  pursuant  to the requirements  of the  Investment  Company Act, will be made only to the extent that  the  value  of the  Fund's  assets,  less  its  liabilities  other  than borrowings,  is  equal  to at  least  300%  of all  borrowings  including  the proposed  borrowing.  If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage  requirement,  the Fund is required within three days to reduce its bank debt to the extent  necessary to meet that coverage requirement.  To do so, the Fund may have to sell a portion of its  investments  at a time  when it would  otherwise  not want to sell the securities.  Interest  on money the Fund  borrows is an expense the Fund would not otherwise  incur,  so that during periods of substantial  borrowings,  its expenses may increase more than the expenses of funds that do not borrow.  The use of  leverage  also may make the Fund's  share  prices  more  sensitive  to interest  rate  changes.  The Fund may borrow up to 5% of its total assets for temporary purpose from any person.  Under the Investment Company Act, there is a rebuttable  presumption  that a loan is temporary if it is repaid  within 60 days and not extended or renewed.

|X|   Derivatives.  The Fund can invest in a variety of derivative investments to seek income for liquidity  needs or for hedging  purposes.  Some derivative investments  the Fund can use are the hedging  instruments  described below in this Statement of Additional Information.  However, the Fund does not use, and does not currently contemplate using,  derivatives or hedging instruments to a significant degree.

      Some of the  derivative  investments  the  Fund  can use  include  "debt
exchangeable   for  common  stock"  of  an  issuer  or   "equity-linked   debt
securities"  of an issuer.  At maturity,  the debt  security is exchanged  for common  stock of the issuer or it is  payable in an amount  based on the price of the  issuer's  common  stock at the  time of  maturity.  Both  alternatives present a risk  that the  amount  payable  at  maturity  will be less than the principal  amount of the debt because the price of the  issuer's  common stock may not be as high as the Manager expected.

|X|   Hedging.  Although the Fund does not  anticipate  the  extensive  use of hedging  instruments,  the Fund can use  hedging  instruments.  To attempt to protect  against  declines in the market  value of the Fund's  portfolio,  to permit  the  Fund to  retain  unrealized  gains  in the  value  of  portfolio securities which have appreciated,  or to facilitate  selling  securities for investment reasons, the Fund could:
         |_|      sell futures contracts,
         |_|      buy puts on such futures or on securities, or
         |_|      write covered calls on securities or futures.  Covered calls may also be used to increase  the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

      The Fund can use  hedging  to  establish  a position  in the  securities market as a temporary  substitute for  purchasing  particular  securities.  In that case the Fund would  normally  seek to purchase the  securities  and then terminate  that hedging  position.  The Fund might also use this type of hedge to attempt to protect  against the possibility  that its portfolio  securities would not be fully  included  in a rise in value of the  market.  To do so the
Fund could:
         |_|?     buy futures, or
         |_|      ?buy calls on such futures or on securities.

      The Fund's  strategy of hedging with futures and options on futures will be incidental  to the Fund's  activities in the  underlying  cash market.  The particular hedging  instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed,  if those investment  methods are consistent with the Fund's investment  objective and are permissible under applicable regulations governing the Fund.

|X|   Futures.  The Fund can buy and sell futures contracts that relate to (1)
broadly-based  stock indices (these are referred to as "stock index futures"),
(2)  other  broadly-based   securities  indices  (these  are  referred  to  as
"financial futures"),  (3) debt securities (these are referred to as "interest rate  futures"),  (4) foreign  currencies  (these are  referred to as "forward contracts"),  and  (5)  commodities  (these  are  referred  to  as  "commodity futures").

      A  broadly-based  stock  index is used as the  basis for  trading  stock index  futures.  They may in some  cases be based on  stocks of  issuers  in a particular  industry or group of  industries.  A stock index assigns  relative values to the common stocks included in the index and its value  fluctuates in response  to the  changes in value of the  underlying  stocks.  A stock  index cannot be purchased or sold directly.  Financial futures are similar contracts based on the  future  value of the  basket of  securities  that  comprise  the index.  These contracts  obligate the seller to deliver,  and the purchaser to take,  cash to settle the futures  transaction.  There is no delivery  made of the underlying  securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An  interest  rate  future  obligates  the  seller to  deliver  (and the purchaser  to take) cash or a  specified  type of debt  security to settle the futures  transaction.  Either  party  could  also  enter  into  an  offsetting contract to close out the position.

      The Fund  can  invest a  portion  of its  assets  in  commodity  futures contracts.  Commodity  futures may be based upon commodities  within five main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline
and  heating  oil;  (2)  livestock,   which  includes  cattle  and  hogs;  (3)
agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel, tin and zinc;  and (5) precious  metals,  which  includes  gold,  platinum and silver.  The Fund may purchase and sell commodity futures  contracts,  options on futures  contracts  and  options  and  futures on  commodity  indices  with respect to these five main  commodity  groups and the  individual  commodities within each group, as well as other types of commodities.

      No payment is paid or received by the Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment  with the futures  commission  merchant
(the "futures  broker").  Initial  margin  payments will be deposited with the
Fund's  custodian bank in an account  registered in the futures broker's name.
However,  the  futures  broker  can gain  access to that  account  only  under specified  conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is  changed)  to reflect  changes  in its market  value, subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final determination  of  variation  margin is made and any  additional  cash must be paid by or  released  to the  Fund.  Any  loss or gain on the  future  is then realized  by the Fund  for tax  purposes.  All  futures  transactions  (except forward  contracts) are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

|_|   Put and Call  Options.  The Fund can buy and sell  certain  kinds of put options ("puts") and call options ("calls"),  as explained below. The Fund can write  (that is,  sell)  puts.  The Fund will not write  puts if, as a result, more than 50% of the Fund's net assets would be required to be  segregated  to cover such put options.

|_|   Writing  Covered  Call  Options.  The Fund can  write  (that  is,  sell)
  covered calls on  securities,  indices or futures.  A call is covered if the
  Fund owns the  security  subject to the call while the call is  outstanding, or, for  certain  types of calls,  the call may be  covered  by  segregating liquid  assets to enable the Fund to satisfy its  obligation  if the call is exercised.  Up to 25% of the Funds total  assets may be subject to calls the
  Fund writes.

      When  the  Fund  writes  a call  on a  security,  it  receives  cash  (a premium).  The Fund agrees to sell the underlying security to a purchaser of a corresponding  call on the same  security  during  the call  period at a fixed exercise price regardless of market price changes during the call period.  The call  period is usually  not more than nine  months.  The  exercise  price may differ  from the market  price of the  underlying  security.  The Fund has the risk of loss that the price of the underlying  security may decline during the call  period.  That risk may be offset to some  extent by the premium the Fund receives.  If the value of the investment  does not rise above the call price, it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives  cash (a premium).
If the  buyer of the call  exercises  it,  the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price  of the  call  and the exercise price,  multiplied by a specified  multiple that determines the total value  of  the  call  for  each  point  of  difference.  If the  value  of the underlying  investment  does not rise above the call price,  it is likely that the call will lapse  without  being  exercised.  In that case,  the Fund would keep the cash premium.

      The  Fund's  custodian,  or  a  securities  depository  acting  for  the custodian,  will act as the Fund's escrow agent, through the facilities of the
Options Clearing  Corporation ("OCC"), as to the investments on which the Fund has  written  calls  traded  on  exchanges  or as to other  acceptable  escrow securities.  In that way, no margin will be  required  for such  transactions.
OCC will release the  securities  on the  expiration of the option or when the
Fund enters into a closing transaction.

      When the Fund writes an  over-the-counter  ("OTC") option, it will enter into an arrangement  with a primary U.S.  government  securities  dealer which will  establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security (that is, the option is "in the  money").  When the Fund  writes an OTC  option,  it will treat as illiquid (for purposes of its  restriction  on holding  illiquid securities) the  mark-to-market  value of any OTC option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

      To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction." The Fund will then  realize a profit or loss,  depending  upon  whether  the net of the amount of the option  transaction  costs and the premium  received on the call the Fund  wrote is more or less than the price of the call the Fund  purchases to  close  out the  transaction.  The Fund may  realize  a profit  if the call expires unexercised,  because the Fund will retain the underlying security and the  premium  it  received  when it  wrote  the  call.  Any such  profits  are considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When  distributed  by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Fund may also write calls on a futures  contract  without owning the futures contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  segregating an equivalent dollar amount of liquid assets. The Fund will segregate  additional liquid  assets if the value of the  segregated  assets drops below 100% of the current value of the future.  Because of this segregation  requirement,  in no circumstances  would  the  Fund's  receipt  of an  exercise  notice as to that future  require the Fund to deliver a futures  contract.  It would  simply put the  Fund in a short  futures  position,  which  is  permitted  by the  Fund's hedging policies.

|_|   Writing  Put  Options.  The Fund may sell put  options.  A put option on securities  gives  the  purchaser  the  right  to  sell,  and the  writer  the obligation to buy, the underlying  investment at the exercise price during the option period. The Fund will not write puts if, as a result,  more than 50% of the Fund's net assets would be required to be  identified  on the Fund's books to cover such put options.

      If the Fund  writes a put,  the put must be  covered  by  liquid  assets identified on the Fund's  books.  The premium the Fund receives from writing a put  represents a profit,  as long as the price of the  underlying  investment remains  equal to or above the exercise  price of the put.  However,  the Fund also assumes the  obligation  during the option  period to buy the  underlying investment from the buyer of the put at the exercise price,  even if the value of the  investment  falls  below  the  exercise  price.  If a put the Fund has written  expires  unexercised,  the Fund  realizes a gain in the amount of the premium less the  transaction  costs  incurred.  If the put is exercised,  the
Fund must fulfill its obligation to purchase the underlying  investment at the exercise  price.  That price  will  usually  exceed  the  market  value of the investment at that time.  In that case,  the Fund may incur a loss if it sells the  underlying  investment.  That  loss  will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the underlying  security the Fund will deposit in escrow liquid assets with a value equal to or greater  than the  exercise  price of the  underlying securities.  The Fund  therefore  forgoes the  opportunity  of  investing  the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues,  it may be assigned an exercise  notice by the  broker-dealer  through  which the put was sold.  That notice will  require the Fund to take  delivery of the  underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also  terminate  if,  before it  receives  an  exercise  notice,  the Fund effects a closing purchase  transaction by purchasing a put of the same series as it sold.  Once the Fund has been  assigned  an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase  transaction to realize a profit  on an  outstanding  put  option it has  written  or to  prevent  the underlying  security from being put. Effecting a closing purchase  transaction will also permit the Fund to write another put option on the  security,  or to sell the security and use the  proceeds  from the sale for other  investments.
The Fund will  realize a profit  or loss from a closing  purchase  transaction depending  on  whether  the cost of the  transaction  is less or more than the premium  received  from writing the put option.  Any profits from writing puts are  considered  short-term  capital gains for Federal tax purposes,  and when distributed by the Fund, are taxable as ordinary income.

|_|   Purchasing  Calls  and  Puts.  The Fund can  purchase  calls to  protect against the possibility  that the Fund's  portfolio will not participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase transaction),  it pays a premium. The Fund then has the right to buy the underlying  investment  from a seller of a  corresponding call on the same investment  during the call period at a fixed exercise price.
The Fund  benefits  only if it sells  the call at a profit or if,  during  the call period,  the market price of the  underlying  investment is above the sum of the call  price plus the  transaction  costs and the  premium  paid for the call and the Fund  exercises  the call. If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will  become  worthless  at its  expiration  date.  In that case the Fund will have paid the  premium  but lost the right to purchase the underlying investment.

      The Fund can buy puts on  securities,  on indices or on futures that are permitted  by the  Fund's  other  investment  policies.  The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the
Fund  purchases  a put, it pays a premium  and,  except as to puts on indices, has the  right to sell the  underlying  investment  to a seller  of a put on a corresponding  investment  during  the put period at a fixed  exercise  price.
Buying a put on  securities  or  futures  the Fund  owns  enables  the Fund to attempt to  protect  itself  during  the put  period  against a decline in the value of the  underlying  investment  below the exercise  price by selling the underlying  investment  at the exercise  price to a seller of a  corresponding put. If the market  price of the  underlying  investment  is equal to or above the exercise price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its expiration  date. In that case the Fund will have paid the  premium but lost the right to sell the  underlying  investment.
However,  the Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

      Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund either to resell the put or to buy the underlying investment  and sell it at the  exercise  price.  The  resale  price will vary inversely to the price of the  underlying  investment.  If the market price of the underlying  investment is above the exercise  price and, as a result,  the put is not exercised, the put will become worthless on its expiration date.

      When the Fund  purchases a call or put on an index or future,  it pays a premium,  but  settlement is in cash rather than by delivery of the underlying investment  to the  Fund.  Gain or loss  depends  on  changes  in the index in question  (and thus on price  movements in the  securities  market  generally)
rather than on price movements in individual securities or futures contracts.

      The Fund can buy a put or call only if after the purchase,  the value of all call and put  options  held by the Fund will not  exceed 5% of the  Fund's total assets.

         ?  Buying and  Selling  Options on Foreign  Currencies.  The Fund can
buy and sell  calls and puts on  foreign  currencies.  They  include  puts and
calls  that  trade  on  a  securities  or  commodities   exchange  or  in  the
over-the-counter  markets  or are quoted by major  recognized  dealers in such options.  The Fund could use these  calls and puts to try to  protect  against declines  in the  dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

      If the  Manager  anticipates  a rise in the  dollar  value of a  foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign  currency.  If the Manager  anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency rates could fluctuate in a direction  adverse to the Fund's position.
The Fund will then have  incurred  option  premium  payments  and  transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign  currency is  "covered"  if the Fund owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash consideration  (or it can do so for additional cash  consideration  identified on its books) upon  conversion or exchange of other  foreign  currency held in its portfolio.

      The Fund  could  write a call on a foreign  currency  to provide a hedge against a decline in the U.S.  dollar value of a security  which the Fund owns or has  the  right  to  acquire  and  which  is  denominated  in the  currency underlying  the  option.  That  decline  might  be one that  occurs  due to an
expected   adverse  change  in  the  exchange   rate.   This  is  known  as  a
"cross-hedging"  strategy. In those circumstances,  the Fund covers the option by identifying on its books cash, U.S.  government  securities or other liquid securities in an amount equal to the exercise price of the option.

|_|   Risks  of  Hedging  with  Options  and  Futures.   The  use  of  hedging
instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If the  Manager  uses a hedging  instrument  at the wrong  time or judges  market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The
Fund could also  experience  losses if the prices of its  futures  and options positions were not correlated with its other investments.

      The Fund's option  activities  could affect its portfolio  turnover rate and  brokerage  commissions.  The exercise of calls  written by the Fund might cause the Fund to sell  related  portfolio  securities,  thus  increasing  its turnover rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying  investments,  increasing portfolio turnover.  Although the decision  whether to  exercise  a put it holds is within  the Fund's  control, holding  a put  might  cause  the Fund to sell  the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an  underlying  investment in connection with the  exercise of a call or put.  Those  commissions  could be higher on a relative  basis  than the  commissions  for direct  purchases  or sales of the underlying  investments.  Premiums  paid for  options are small in relation to the market value of the  underlying  investments.  Consequently,  put and call options  offer large amounts of leverage.  The leverage  offered by trading in options  could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

      If a covered  call  written by the Fund is  exercised  on an  investment that has increased in value,  the Fund will be required to sell the investment at the  call  price.  It  will  not be  able  to  realize  any  profit  if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid secondary market will exist for any particular  option. The Fund might  experience  losses if it could not close out a  position  because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines  in the value of the Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable  index will correlate  imperfectly with the  behavior of the cash prices of the Fund's  securities.  For example, it is possible  that while the Fund has used  hedging  instruments  in a short hedge,  the market may  advance  and the value of the  securities  held in the
Fund's  portfolio might decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also experience a decline in the value of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Fund's  portfolio  diverges  from the  securities  included in the  applicable index.  To compensate for the imperfect  correlation of movements in the price of the  portfolio  securities  being hedged and  movements in the price of the hedging  instruments,  the Fund  might use  hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged. It might  do so if the  historical  volatility  of the  prices  of the  portfolio securities  being  hedged  is  more  than  the  historical  volatility  of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a position in the securities  markets as a temporary  substitute  for the purchase of individual securities  (long  hedging) by buying  futures  and/or calls on such  futures, broadly-based  indices or on  securities.  It is  possible  that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities  because of concerns that the market might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments  that is not offset by a reduction in the price of the securities purchased.

|_|   Forward  Contracts.  Forward  contracts  are foreign  currency  exchange contracts.  They are used to buy or sell foreign  currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated in a foreign  currency that the Fund has bought or sold, or to protect  against  possible losses from changes in the relative values of the U.S.  dollar  and a foreign  currency.  The Fund  limits its  exposure  in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets  denominated  in that  currency  or a  closely-correlated currency.  The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies  other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward  contracts to protect  against  uncertainty  in the level of future  exchange  rates.  The use of forward  contracts  does not eliminate the risk of fluctuations in the prices of the underlying  securities the Fund owns or intends to  acquire,  but it does fix a rate of  exchange  in advance.  Although  forward  contracts  may  reduce  the  risk of loss  from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund  enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign currency,  or when it anticipates  receiving dividend  payments in a foreign  currency,  the Fund might desire to "lock-in"
the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the dividend payments.  To do so, the Fund could enter into a forward contract for the  purchase  or sale of the  amount  of  foreign  currency  involved  in the underlying  transaction,  in a fixed  amount of U.S.  dollars  per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will  protect the Fund  against a loss from an adverse  change in the currency exchange  rates  during the period  between the date on which the  security is purchased or sold or on which the payment is  declared,  and the date on which the payments are made or received.

      The Fund could also use  forward  contracts  to lock in the U.S.  dollar value of  portfolio  positions.  This is called a "position  hedge."  When the
Fund  believes  that  foreign  currency  might  suffer a  substantial  decline against the U.S.  dollar,  it could  enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the
Fund's portfolio  securities  denominated in that foreign  currency.  When the
Fund believes that the U.S. dollar might suffer a substantial  decline against a  foreign  currency,  it could  enter  into a  forward  contract  to buy that foreign  currency for a fixed  dollar  amount.  Alternatively,  the Fund could enter into a forward  contract  to sell a  different  foreign  currency  for a fixed U.S.  dollar amount if the Fund  believes that the U.S.  dollar value of the foreign  currency to be sold  pursuant to its forward  contract  will fall whenever there is a decline in the U.S.  dollar value of the currency in which portfolio  securities  of the Fund are  denominated.  That is referred to as a
"cross hedge."

      The Fund will cover its short  positions  in these cases by  identifying on its books liquid  assets  having a value equal to the  aggregate  amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain  a net  exposure  to  such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio  securities or other assets  denominated  in that  currency or another  currency  that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction  costs, the Fund may  maintain a net  exposure to forward  contracts  in excess of the value of the  Fund's  portfolio  securities  or other  assets  denominated  in  foreign currencies if the excess amount is "covered" by liquid securities  denominated in any  currency.  The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase  a call  option permitting  the Fund to purchase the amount of foreign  currency  being hedged by a forward  sale  contract at a price no higher  than the  forward  contract price. As another  alternative,  the Fund may purchase a put option permitting the Fund to sell the amount of foreign  currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered into and the date it is sold.  In some cases the Manager  might decide to sell the  security  and deliver  foreign  currency  to settle the  original purchase  obligation.  If the market  value of the  security  is less than the amount of foreign  currency the Fund is  obligated to deliver,  the Fund might have to purchase  additional  foreign  currency on the "spot"  (that is, cash)
market to settle  the  security  trade.  If the market  value of the  security instead  exceeds  the  amount of foreign  currency  the Fund is  obligated  to deliver to settle the  trade,  the Fund might have to sell on the spot  market some of the foreign  currency  received upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements  will not be  accurately  predicted,  causing  the Fund to sustain losses on these  contracts and to pay additional  transactions  costs.
The  use  of  forward  contracts  in  this  manner  might  reduce  the  Fund's performance  if there  are  unanticipated  changes  in  currency  prices  to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a portfolio  security  and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the  security  and offset its  contractual  obligation  to deliver  the currency by  purchasing a second  contract.  Under that contract the Fund will obtain,  on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an  offsetting  forward  contract  under either circumstance.  The  gain or loss  will  depend  on the  extent  to  which  the exchange  rate or rates  between the  currencies  involved  moved  between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of  engaging  in  forward  contracts  varies  with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually  entered into on a principal  basis,  no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the  counterparty  under each forward contract.

      Although the Fund values its assets daily in terms of U.S.  dollars,  it does not intend to  convert  its  holdings  of  foreign  currencies  into U.S.
dollars on a daily basis.  The Fund may convert foreign  currency from time to time,  and will  incur  costs in doing so.  Foreign  exchange  dealers  do not charge a fee for  conversion,  but they do seek to  realize a profit  based on the  difference  between  the  prices  at  which  they  buy and  sell  various currencies.  Thus, a dealer might offer to sell a foreign currency to the Fund at one rate,  while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

|_|   Regulatory  Aspects  of  Hedging  Instruments.   The  Commodity  Futures
Trading  Commission  ("CFTC")  recently  eliminated   limitations  on  futures
trading  by  certain  regulated  entities  including   registered   investment
companies  and  consequently  registered  investment  companies  may engage in unlimited  futures  transactions  and options  thereon  provided that the Fund claims an exclusion from  regulation as a commodity  pool  operator.  The Fund has claimed such an exclusion from  registration  as a commodity pool operator under  the  Commodity  Exchange  Act  ("CEA").  The Fund may use  futures  and options for hedging and  non-hedging  purposes to the extent  consistent  with its investment  objective,  internal risk management guidelines adopted by the
Funds investment  advisor (as they may be from time to time), and as otherwise
set  forth  in  the  Fund's   Prospectus  or  this   Statement  of  Additional
Information.

      Transactions   in  options  by  the  Fund  are  subject  to  limitations
established by the option  exchanges.  The exchanges  limit the maximum number of  options  that  may be  written  or held by a single  investor  or group of investors  acting in concert.  Those  limits apply  regardless  of whether the options were  written or  purchased on the same or different  exchanges or are held in one or more  accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be  affected by options  written or held by other  entities, including other  investment  companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The  exchanges  also impose  position  limits on futures  transactions.  An exchange  may order the liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under  interpretations of staff members of the SEC regarding  applicable of the  Investment  Company  Act,  when the Fund  purchases a future,  it must segregate cash or readily marketable  short-term debt instruments in an amount equal to the purchase price of the future,  less the margin deposit applicable to it.

|_|   Tax Aspects of Certain Hedging  Instruments.  Certain  foreign  currency exchange  contracts in which the Fund may invest are treated as "Section  1256 contracts"  under the  Internal  Revenue  Code.  In  general,  gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40%
short-term capital gains or losses under the Code.  However,  foreign currency gains  or  losses  arising  from  Section  1256  contracts  that  are  forward contracts  generally  are treated as  ordinary  income or loss.  In  addition,
Section  1256  contracts  held by the Fund at the end of each taxable year are
"marked-to-market,"  and unrealized gains or losses are treated as though they were realized.  These contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment company  distributions and for other purposes  under rules  prescribed  pursuant to the Internal  Revenue
Code.  An election can be made by the Fund to exempt those  transactions  from this marked-to-market treatment.

      Certain   forward   contracts   the  Fund  enters  into  may  result  in
"straddles"  for federal  income tax purposes.  The straddle  rules may affect the  character  and  timing of gains  (or  losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss  sustained  on the  disposition  of a position  making up a  straddle  is allowed  only to the extent  that the loss exceeds  any  unrecognized  gain in the  offsetting  positions  making  up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:
(1)   gains or losses  attributable  to  fluctuations  in exchange  rates that
         occur   between  the  time  the  Fund   accrues   interest  or  other
         receivables or accrues expenses or other  liabilities  denominated in a  foreign  currency  and the time the Fund  actually  collects  such receivables or pays such liabilities, and
(2)   gains or losses  attributable  to fluctuations in the value of a foreign
         currency   between  the  date  of  acquisition  of  a  debt  security denominated  in  a  foreign  currency  or  foreign  currency  forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  company income available for distribution to its shareholders.

|X|   Temporary Defensive and Interim  Investments.  When market,  economic or political  conditions  are unstable,  or the Manager  believes it is otherwise appropriate to reduce holdings in stocks,  the Fund can invest in a variety of debt  securities  for defensive  purposes.  The Fund can also  purchase  these securities for liquidity  purposes to meet cash needs due to the redemption of
Fund shares,  or to hold while waiting reinvest cash received from the sale of other portfolio securities. The Fund can buy:
         o  high-quality    (rated   in   the   top   rating   categories   of
            nationally-recognized   rating  organizations  or  deemed  by  the
            Manager to be of  comparable  quality),  short-term  money  market instruments,  including  those  issued  by the U. S.  Treasury  or other government agencies,
         o  commercial  paper  (short-term,  unsecured,  promissory  notes  of domestic or foreign  companies)  rated in the top rating  category of a nationally-recognized rating organization,
         o  debt  obligations of corporate  issuers,  rated  investment  grade
            (rated at least  Baa by  Moody's  Investors  Service,  Inc.  or at least  BBB by  Standard  &  Poor's  Corporation,  or a  comparable rating by another  rating  organization),  or  unrated  securities judged  by the  Manager  to have a  comparable  quality  to  rated securities in those categories,
         o  preferred stocks,
         o  certificates  of deposit and bankers'  acceptances of domestic and foreign banks and savings and loan associations, and
         o  repurchase agreements.

      Short-term debt  securities  would normally be selected for defensive or cash  management  purposes  because  they can normally be disposed of quickly, are not generally  subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than  longer-term  debt securities.

Investment Restrictions

|X|   What  Are  "Fundamental   Policies?"   Fundamental  policies  are  those
policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         o  67% or more of the  shares  present or  represented  by proxy at a shareholder  meeting,  if the  holders  of  more  than  50% of the outstanding shares are present or represented by proxy, or
         o  more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy. Other policies described in the  Prospectus or this Statement of Additional  Information  are
"fundamental"  only if they  are  identified  as  such.  The  Fund's  Board of
Trustees can change  non-fundamental  policies without  shareholder  approval.
However,  significant  changes to  investment  policies  will be  described in supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's  principal  investment  policies are described in the Prospectus.

|X|   What are the  Fund's  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

o     The  Fund  cannot  buy  securities  or  other   instruments   issued  or
            guaranteed  by any one issuer if more than 5% of its total  assets would be  invested  in  securities  or other  instruments  of that issuer  or if it would  then own  more  than 10% of that  issuer's voting  securities.  This limitation  applies to 75% of the Fund's total  assets.  The limit does not apply to  securities  issued or guaranteed  by the  U.S.  government  or any  of its  agencies  or instrumentalities or securities of other investment companies.

o     The Fund  cannot make loans,  except to the extent  permitted  under the
            Investment  Company Act, the rules or  regulations  thereunder  or any  exemption  therefrom  that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted  from time to time.

o     The  Fund  cannot  invest  25% or more of its  total  assets  in any one industry.  That  limit  does not  apply to  securities  issued  or
            guaranteed   by  the  U.S.   government   or  its   agencies   and
            instrumentalities or securities issued by investment companies.

o     The Fund cannot  underwrite  securities of other companies.  A permitted exception is in case it is deemed to be an  underwriter  under the
            Securities Act of 1933 when  reselling any securities  held in its own portfolio.

o     The  Fund  cannot  invest  in  real  estate,   physical  commodities  or
            commodity  contracts,  except to the  extent  permitted  under the
            Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute,  rules or  regulations may be amended or interpreted from time to time.

o     The Fund cannot issue senior securities,  except to the extent permitted under  the  Investment  Company  Act,  the  rules  or  regulations thereunder or any exemption therefrom,  as such statute,  rules or regulations may be amended or interpreted from time to time.

|X|   Non-Fundamental   Investment   Restrictions.   The  following  operating
policies  of the Fund  are not  fundamental  policies  and,  as  such,  may be changed,  provided such change is consistent  with the Investment  Company Act and other applicable  regulations by vote of a majority of the Fund's Board of
Trustees without shareholder approval.  These additional  restrictions provide that:
o     The Fund cannot invest in physical  commodities or commodity  contracts;
            however,  the  Fund  may:  (1) buy and  sell  hedging  instruments permitted  by any of its other  investment  policies,  and (2) buy and sell options, futures,  securities or other instruments backed by, or the  investment  return  from which is linked to changes in the price of, physical commodities.
o     The Fund cannot invest in the securities of other registered  investment companies  or  registered  unit  investment  trusts in reliance on sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment
            Company Act.

      Unless  the  Prospectus  or this  Statement  of  Additional  Information states that a percentage  restriction  applies on an ongoing basis, it applies only  at the  time  the  Fund  makes  an  investment  (except  in the  case of borrowing  and  investments  in illiquid  securities).  The Fund need not sell securities  to meet the  percentage  limits  if the  value  of the  investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate  its investments as described above, the Fund has adopted the industry  classifications  set forth in  Appendix A to this  Statement  of  Additional  Information.  This is not a fundamental policy.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the
         Fund's fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC. In addition, the top 10 or more holdings are posted on the OppenheimerFunds' website at
         www.oppenheimerfunds.com in the "Fund Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the
Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be
"compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 10 or more portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than
15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund's complete portfolio holdings may be disclosed no sooner than
30-days after the relevant month-end, subject to the procedures below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of
         Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's
         Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or
Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who
         need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security
Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions
         (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager,
Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisers of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

The Chief Compliance Officer of the Fund and the Manager, Distributor, and
Transfer Agent (the "CCO") shall oversee the compliance by the Manager,
Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the
Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons
ABG Securities
ABN AMRO
Advest
AG Edwards
American Technology Research
Auerbach Grayson
Banc of America Securities
Barclays
Baseline
Bear Stearns
Belle Haven
Bloomberg
BNP Paribas
BS Financial Services
Buckingham Research Group
Caris & Co.
CIBC World Markets
Citigroup
Citigroup Global Markets
Collins Stewart
Craig-Hallum Capital Group LLC
Credit Agricole Cheuvreux N.A. Inc.
Credit Suisse First Boston
Daiwa Securities
Davy
Deutsche Bank
Deutsche Bank Securities
Dresdner Kleinwort Wasserstein
Emmet & Co
Empirical Research
Enskilda Securities
Essex Capital Markets
Exane BNP Paribas
Factset
Fidelity Capital Markets
Fimat USA Inc.
First Albany
First Albany Corporation
Fixed Income Securities
Fortis Securities
Fox-Pitt, Kelton
Friedman, Billing, Ramsey
Fulcrum Global Partners
Garp Research
George K Baum & Co.
Goldman
Goldman Sachs
HSBC
HSBC Securities Inc
ING Barings
ISI Group
Janney Montgomery
Jefferies
Jeffries & Co.
JP Morgan
JP Morgan Securities
JPP Eurosecurities
Keefe, Bruyette & Woods
Keijser Securities
Kempen & Co. USA Inc.
Kepler Equities/Julius Baer Sec
KeyBanc Capital Markets
Leerink Swan
Legg Mason
Lehman
Lehman Brothers
Lipper
Loop Capital Markets
MainFirst Bank AG
Makinson Cowell US Ltd
Maxcor Financial
Merrill
Merrill Lynch
Midwest Research
Mizuho Securities
Morgan Stanley
Morningstar
Natexis Bleichroeder
Ned Davis Research Group
Nomura Securities
Pacific Crest
Pacific Crest Securities
Pacific Growth Equities
Petrie Parkman
Pictet
Piper Jaffray Inc.
Plexus
Prager Sealy & Co.
Prudential Securities
Ramirez & Co.
Raymond James
RBC Capital Markets
RBC Dain Rauscher
Research Direct
Robert W. Baird
Roosevelt & Cross
Russell Mellon
Ryan Beck & Co.
Sanford C. Bernstein
Scotia Capital Markets
SG Cowen & Co.
SG Cowen Securities
Soleil Securities Group
Standard & Poors
Stone & Youngberg
SWS Group
Taylor Rafferty
Think Equity Partners
Thomas Weisel Partners
UBS
Wachovia
Wachovia Corp
Wachovia Securities
Wescott Financial
William Blair
Yieldbook

How the Fund is Managed

Organization  and  History.  The Fund is an open-end,  diversified  management
investment   company  with  an  unlimited  number  of  authorized   shares  of
beneficial interest.  The Fund was organized as a Massachusetts business trust in July 1985.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights.
Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y. All classes invest in the same investment portfolio.
Only retirement plans may purchase Class N shares. Only certain institutional investors may purchase Class Y shares. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional shares voting  proportionally, on  matters  submitted  to a vote of  shareholders.  Each  share  of the  Fund represents  an interest in the Fund  proportionately  equal to the interest of each other share of the same class.

|X|   Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's
 Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability. The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. Each committee is comprised solely of Trustees who are not "interested persons" under the
Investment Company Act (the "Independent Trustees"). The members of the Audit
Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A. Randall
and Joseph M. Wikler. The Audit Committee held 5 meetings during the Fund's fiscal year ended September 30, 2005. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent
Auditors"). Other main functions of the Audit Committee outlined in the Audit
Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged;
(ii) reviewing reports from the Fund's independent Auditors regarding the
Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the
Independent Trustees; (v) reviewing the independence of the Fund's independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the
Manager and certain affiliates of the Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Brian
F. Wruble. The Regulatory & Oversight Committee held 5 meetings during the
Fund's fiscal year ended September 30, 2005. The Regulatory & Oversight
Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements,
transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the
Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee's Charter.

      The members of the Governance Committee are, Phillip A. Griffiths
(Chairman), Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I. Wold.
The Governance Committee held 8 meetings during the Fund's fiscal year ended
September 30, 2005. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance
Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by
Independent Board members or recommended by any other Board members including
Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008, to the attention of the Board of Trustees of Oppenheimer
Discovery Fund, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the
Investment Company Act. In addition, certain other relationships with
Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance
Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds, Jr.
(Chairman), Matthew P. Fink and Mary F. Miller. The Proxy Committee held 1 meeting during the Fund's fiscal year ended September 30, 2005. The Proxy
Committee provides the Board with recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer International Growth Fund
                                           Oppenheimer   International   Large  Cap
Oppenheimer AMT-Free New York Municipals   Core Fund
                                           Oppenheimer  International Small Company
Oppenheimer Balanced Fund                  Fund
Oppenheimer California Municipal Fund      Oppenheimer International Value Fund
                                           Oppenheimer   Limited  Term   California
Oppenheimer Capital Appreciation Fund      Municipal Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund           Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund      OFI Tremont Market Neutral Hedge Fund
                                           Oppenheimer  Tremont Market Neutral Fund
Oppenheimer Gold & Special Minerals Fund   LLC
Oppenheimer Growth Fund                    Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust

      In  addition  to  being a Board  member  of each of the  Board I  Funds,
Messrs.  Galli and Wruble are  directors or trustees of ten other  portfolios, and  Messrs.  Wikler  and Wold are  trustees  of one other  portfolio,  in the
OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor.

      Messrs. Gillespie, Murphy, Petersen, Szilagyi, Vandehey, Wixted and
Zack and Mss. Bloomberg, Granger and Ives, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of December
30, 2005, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above.
In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager, or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager, or the Distributor.

      Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each
Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

 ----------------------------------------------------------------------------------------
                                  Independent Trustees
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Name,             Principal Occupation(s) During the Past 5     Dollar      Aggregate
                                                                           Dollar Range
                                                                Range of     Of Shares
 Position(s) Held                                                Shares    Beneficially
 with the Fund,    Years; Other Trusteeships/Directorships     Beneficially  Owned in
 Length of         Held; Number of Portfolios in the Fund       Owned in    Supervised
 Service, Age      Complex Currently Overseen                   the Fund       Funds
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
                                                                As of December 31, 2005
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Clayton K.        Director  of  American   Commercial   Lines None        Over $100,000
 Yeutter,          (barge   company)   (since  January  2005);
 Chairman of the   Attorney  at  Hogan &  Hartson  (law  firm)
 Board of          (since  June  1993);  Director  of  Covanta
 Trustees since    Holding  Corp.   (waste-to-energy  company)
 2003,             (since  2002);   Director  of  Weyerhaeuser
 Trustee since     Corp.   (1999-April   2004);   Director  of
 1993              Caterpillar,   Inc.  (1993-December  2002);
 Age: 75           Director  of  ConAgra  Foods   (1993-2001);
                   Director of Texas Instruments  (1993-2001);
                   Director  of FMC  Corporation  (1993-2001).
                   Oversees    38     portfolios     in    the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Matthew P. Fink,  Trustee  of  the   Committee  for  Economic None        Over $100,000
 Trustee since     Development  (policy  research  foundation)
 2005              (since  2005);  Director  of ICI  Education
 Age: 65           Foundation  (education  foundation)  (since
                   October 1991);  President of the Investment
                   Company   Institute   (trade   association)
                   (1991-2004);   Director   of   ICI   Mutual
                   Insurance   Company   (insurance   company)
                   (1991-2004).  Oversees 38 portfolios in the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Robert G. Galli,  A director or trustee of other  Oppenheimer None        Over $100,000
 Trustee since     funds.   Oversees  48   portfolios  in  the
 1993              OppenheimerFunds complex.
 Age: 72

 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Phillip A.        Distinguished   Presidential   Fellow   for None        Over $100,000
 Griffiths,        International   Affairs  (since  2002)  and
 Trustee since     Member   (since   1979)  of  the   National
 1999              Academy  of  Sciences;  Council  on Foreign
 Age: 67           Relations  (since  2002);  Director  of GSI
                   Lumonics Inc.  (precision medical equipment
                   supplier)  (since 2001);  Senior Advisor of
                   The  Andrew  W.  Mellon  Foundation  (since
                   2001);  Chair of Science  Initiative  Group
                   (since   1999);   Member  of  the  American
                   Philosophical    Society    (since   1996);
                   Trustee of Woodward  Academy  (since 1983);
                   Foreign  Associate  of Third World  Academy
                   of Sciences;  Director of the Institute for
                   Advanced  Study  (1991-2004);  Director  of
                   Bankers   Trust   New   York    Corporation
                   (1994-1999);  Provost  at  Duke  University
                   (1983-1991).  Oversees 38 portfolios in the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Mary F. Miller,   Trustee of the American Symphony  Orchestra None        Over $100,000
 Trustee since     (not-for-profit)  (since October 1998); and
 2004              Senior Vice  President and General  Auditor
 Age: 63           of  American  Express  Company   (financial
                   services   company)   (July   1998-February
                   2003).   Oversees  38   portfolios  in  the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Joel W. Motley,   Director  of  Columbia   Equity   Financial None        Over $100,000
 Trustee since     Corp.  (privately-held  financial  adviser)
 2002              (since 2002);  Managing Director of Carmona
 Age: 53           Motley,  Inc.   (privately-held   financial
                   adviser)  (since  January  2002);  Managing
                   Director  of Carmona  Motley  Hoffman  Inc.
                   (privately-held      financial     adviser)
                   (January  1998-December  2001);  Member  of
                   the  Finance  and Budget  Committee  of the
                   Council   on   Foreign    Relations,    the
                   Investment   Committee  of  the   Episcopal
                   Church   of   America,    the    Investment
                   Committee  of Human  Rights  Watch  and the
                   Investment  Committee  of  Historic  Hudson
                   Valley.   Oversees  38  portfolios  in  the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Kenneth A.        Director   of  Dominion   Resources,   Inc. Over        Over $100,000
 Randall,          (electric    utility    holding    company) $100,000
 Trustee since     (February    1972-October   2005);   Former
 1985              Director  of  Prime  Retail,   Inc.   (real
 Age: 78           estate investment  trust),  Dominion Energy
                   Inc.   (electric   power   and  oil  &  gas
                   producer),   Lumberman's   Mutual  Casualty
                   Company,   American   Motorists   Insurance
                   Company and American  Manufacturers  Mutual
                   Insurance  Company;  Former  President  and
                   Chief  Executive  Officer of The Conference
                   Board,  Inc.  (international  economic  and
                   business research).  Oversees 38 portfolios
                   in the OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Russell S.        Chairman of The Directorship  Search Group, None        $10,001-$50,000
 Reynolds, Jr.,    Inc. (corporate  governance  consulting and
 Trustee since     executive  recruiting)  (since 1993);  Life
 1989              Trustee of International  House (non-profit
 Age: 74           educational  organization);  Former Trustee
                   of The  Historical  Society  of the Town of
                   Greenwich.  Oversees 38  portfolios  in the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Joseph M. Wikler, Director of the  following  medical  device None        Over $100,000
 Trustee since     companies:   Medintec   (since   1992)  and
 2005              Cathco  (since  1996);  Director  of  Lakes
 Age: 64           Environmental   Association  (since  1996);
                   Member of the  Investment  Committee of the
                   Associated  Jewish  Charities  of Baltimore
                   (since 1994);  Director of  Fortis/Hartford
                   mutual    funds    (1994-December    2001).
                   Oversees    39     portfolios     in    the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Peter I. Wold,    President  of  Wold  Oil  Properties,  Inc. None        Over $100,000
 Trustee since     (oil  and gas  exploration  and  production
 2005              company)  (since  1994);   Vice  President,
 Age: 57           Secretary   and  Treasurer  of  Wold  Trona
                   Company,  Inc.  (soda  ash  processing  and
                   production)  (since 1996);  Vice  President
                   of Wold Talc  Company,  Inc.  (talc mining)
                   (since    1999);    Managing    Member   of
                   Hole-in-the-Wall  Ranch  (cattle  ranching)
                   (since 1979);  Director and Chairman of the
                   Denver  Branch of the Federal  Reserve Bank
                   of Kansas City  (1993-1999);  and  Director
                   of    PacifiCorp.     (electric    utility)
                   (1995-1999).  Oversees 39 portfolios in the
                   OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------
 Brian F. Wruble,  General Partner of Odyssey  Partners,  L.P. $1 -        Over $100,000
 Trustee since     (hedge   fund)  (since   September   1995); $10,000
 2005              Director  of  Special  Value  Opportunities
 Age: 62           Fund, LLC (registered  investment  company)
                   (since September 2004);  Director of Zurich
                   Financial  Investment Advisory Board (since
                   October 2004);  Board of Governing Trustees
                   of  The  Jackson  Laboratory   (non-profit)
                   (since   August   1990);   Trustee  of  the
                   Institute  for Advanced  Study  (non-profit
                   educational  institute)  (since  May 1992);
                   Special    Limited   Partner   of   Odyssey
                   Investment  Partners,  LLC (private  equity
                   investment) (January  1999-September 2004);
                   Trustee  of  Research  Foundation  of  AIMR
                   (2000-2002)      (investment      research,
                   non-profit);    Governor,    Jerome    Levy
                   Economics   Institute   of   Bard   College
                   (August   1990-September  2001)  (economics
                   research);  Director  of Ray &  Berendtson,
                   Inc.  (May  2000-April   2002)   (executive
                   search  firm).  Oversees 48  portfolios  in
                   the OppenheimerFunds complex.
 ----------------------------------------------------------------------------------------

      The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a
Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested
Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

-------------------------------------------------------------------------------------------
                              Interested Trustee and Officer
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships      Beneficially   Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in     Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2005
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief   Executive   Officer  and None        Over $100,000
President and      Director  (since  June  2001) and  President
Principal          (since   September  2000)  of  the  Manager;
Executive Officer  President  and  a  director  or  trustee  of
since 2001 and     other  Oppenheimer   funds;   President  and
Trustee since      Director of  Oppenheimer  Acquisition  Corp.
2001               ("OAC")  (the   Manager's   parent   holding
Age: 56            company)  and  of  Oppenheimer   Partnership
                   Holdings,  Inc. (holding company  subsidiary
                   of the Manager) (since July 2001);  Director
                   of   OppenheimerFunds    Distributor,   Inc.
                   (subsidiary of the Manager)  (since November
                   2001);  Chairman and Director of Shareholder
                   Services,  Inc. and of Shareholder Financial
                   Services,  Inc. (transfer agent subsidiaries
                   of   the   Manager)   (since   July   2001);
                   President  and Director of  OppenheimerFunds
                   Legacy  Program  (charitable  trust  program
                   established  by  the  Manager)  (since  July
                   2001);  Director of the following investment
                   advisory  subsidiaries  of the Manager:  OFI
                   Institutional   Asset   Management,    Inc.,
                   Centennial  Asset  Management   Corporation,
                   Trinity  Investment  Management  Corporation
                   and Tremont Capital Management,  Inc. (since
                   November    2001),     HarbourView     Asset
                   Management   Corporation   and  OFI  Private
                   Investments,   Inc.   (since   July   2001);
                   President   (since  November  1,  2001)  and
                   Director  (since  July 2001) of  Oppenheimer
                   Real Asset Management,  Inc.; Executive Vice
                   President  of   Massachusetts   Mutual  Life
                   Insurance  Company  (OAC's  parent  company)
                   (since  February  1997);   Director  of  DLB
                   Acquisition   Corporation  (holding  company
                   parent of  Babson  Capital  Management  LLC)
                   (since June 1995);  Member of the Investment
                   Company   Institute's   Board  of  Governors
                   (since  October 3,  2003);  Chief  Operating
                   Officer of the Manager (September  2000-June
                   2001);  President  and Trustee of MML Series
                   Investment Fund and MassMutual  Select Funds
                   (open-end  investment  companies)  (November
                   1999-November  2001);  Director of C.M. Life
                   Insurance  Company  (September   1999-August
                   2000);  President,  Chief Executive  Officer
                   and   Director   of  MML  Bay   State   Life
                   Insurance  Company  (September   1999-August
                   2000);  Director of Emerald Isle Bancorp and
                   Hibernia    Savings    Bank    (wholly-owned
                   subsidiary  of Emerald Isle  Bancorp)  (June
                   1989-June  1998).  Oversees 87 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

     The addresses of the officers in the chart below are as follows: for
Messrs. Gillespie and Zack and Ms. Bloomberg and Granger, Two World Financial
Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs.
Petersen, Szilagyi, Vandehey, and Wixted and Ms. Ives, 6803 S. Tucson Way,
Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
                             Other Officers of the Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Laura Granger,          Vice President of the Manager since October 2000; portfolio
Vice President and      manager at Fortis Advisors (July 1998-October 2000). An
Portfolio Manager       officer of 3 portfolios in the OppenheimerFunds complex.
since 2003
Age: 45
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice  President  and Chief  Compliance  Officer of the
Vice President and      Manager    (since    March   2004);    Vice    President   of
Chief Compliance        OppenheimerFunds   Distributor,    Inc.,   Centennial   Asset
Officer since 2004      Management Corporation and Shareholder Services,  Inc. (since
Age: 55                 June 1983).  Former Vice  President  and Director of Internal
                        Audit of the Manager  (1997-February  2004). An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President  and  Treasurer of the Manager  (since
Treasurer and Principal March 1999);  Treasurer of the following:  HarbourView  Asset
Financial &  Accounting Management   Corporation,   Shareholder  Financial  Services,
Officer                 Inc.,  Shareholder  Services,  Inc.,  Oppenheimer  Real Asset
since 1999              Management    Corporation,    and   Oppenheimer   Partnership
Age: 46                 Holdings,  Inc. (since March 1999), OFI Private  Investments,
                        Inc. (since March 2000), OppenheimerFunds  International Ltd.
                        (since May 2000),  OppenheimerFunds plc (since May 2000), OFI
                        Institutional  Asset Management,  Inc. (since November 2000),
                        and   OppenheimerFunds   Legacy  Program   (charitable  trust
                        program  established  by  the  Manager)  (since  June  2003);
                        Treasurer  and Chief  Financial  Officer of OFI Trust Company
                        (trust company  subsidiary of the Manager)  (since May 2000);
                        Assistant  Treasurer  of  the  following:  OAC  (since  March
                        1999),Centennial    Asset   Management   Corporation   (March
                        1999-October  2003)  and   OppenheimerFunds   Legacy  Program
                        (April  2000-June   2003);   Principal  and  Chief  Operating
                        Officer  of  Bankers  Trust   Company-Mutual   Fund  Services
                        Division   (March   1995-March   1999).   An  officer  of  87
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice President of the Manager (since August 2002);
Assistant Treasurer     Manager/Financial   Product   Accounting   of   the   Manager
since 2004              (November  1998-July  2002).  An officer of 87  portfolios in
Age: 35                 the OppenheimerFunds complex.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant  Vice  President of the Manager  (since July 2004);
Assistant Treasurer     Director of Financial  Reporting and Compliance of First Data
since 2005              Corporation (April 2003-July 2004);  Manager of Compliance of
Age: 35                 Berger Financial Group LLC (May 2001-March  2003). An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since  January 2004) and General
Secretary since 2001    Counsel  (since March 2002) of the Manager;  General  Counsel
Age: 57                 and  Director  of  the  Distributor  (since  December  2001);
                        General Counsel of Centennial  Asset  Management  Corporation
                        (since  December  2001);  Senior Vice  President  and General
                        Counsel of HarbourView  Asset Management  Corporation  (since
                        December  2001);  Secretary and General Counsel of OAC (since
                        November 2001);  Assistant  Secretary  (since September 1997)
                        and  Director  (since  November  2001)  of   OppenheimerFunds
                        International Ltd. and  OppenheimerFunds  plc; Vice President
                        and  Director  of  Oppenheimer   Partnership  Holdings,  Inc.
                        (since  December  2002);  Director of Oppenheimer  Real Asset
                        Management,   Inc.  (since   November   2001);   Senior  Vice
                        President,   General  Counsel  and  Director  of  Shareholder
                        Financial  Services,  Inc.  and  Shareholder  Services,  Inc.
                        (since  December  2001);   Senior  Vice  President,   General
                        Counsel and  Director of OFI Private  Investments,  Inc.  and
                        OFI Trust Company (since  November  2001);  Vice President of
                        OppenheimerFunds  Legacy  Program  (since June 2003);  Senior
                        Vice  President  and  General  Counsel  of OFI  Institutional
                        Asset  Management,  Inc. (since  November 2001);  Director of
                        OppenheimerFunds   (Asia)  Limited  (since   December  2003);
                        Senior  Vice  President  (May  1985-December   2003),  Acting
                        General Counsel (November  2001-February  2002) and Associate
                        General  Counsel  (May  1981-October  2001)  of the  Manager;
                        Assistant Secretary of the following:  Shareholder  Services,
                        Inc.  (May   1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November    1989-November   2001),   and
                        OppenheimerFunds  International Ltd. (September 1997-November
                        2001).  An officer of 87 portfolios  in the  OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June  1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the  Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary  (since
Age: 40                 October  2003) of the  Distributor;  Assistant  Secretary  of
                        Centennial  Asset  Management   Corporation   (since  October
                        2003); Vice President and Assistant  Secretary of Shareholder
                        Services,   Inc.   (since  1999);   Assistant   Secretary  of
                        OppenheimerFunds  Legacy  Program and  Shareholder  Financial
                        Services,  Inc. (since December 2001);  Assistant  Counsel of the  Manager  (August  1994-October  2003).  An officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and Associate  Counsel of the Manager  (since
Assistant Secretary     May 2004);  First Vice  President  (April  2001-April  2004),
since 2004              Associate   General  Counsel   (December   2000-April  2004),
Age: 37                 Corporate Vice President (May 1999-April  2001) and Assistant
                        General  Counsel (May  1999-December  2000) of UBS  Financial
                        Services  Inc.  (formerly,   PaineWebber  Incorporated).   An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and  Deputy  General  Counsel of the
Assistant Secretary     Manager  (since  September  2004);  Mr.  Gillespie  held  the
since 2004              following  positions at Merrill Lynch Investment  Management:
Age: 41                 First  Vice   President   (2001-September   2004);   Director
                        (2000-September  2004)  and Vice  President  (1998-2000).  An
                        officer of 87 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

|X|   Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee
(if applicable), with respect to the Fund's fiscal year ended September 30,
2005. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended
December 31, 2005.

--------------------------------------------------------------------------------------
Name and Other Fund      Aggregate                     Estimated          Total
                                       Retirement
                                        Benefits
                       Compensation    Accrued as       Annual        Compensation
Position(s) (as          From the     Part of Fund   Benefits Upon    From the Fund
applicable) (14)          Fund(1)       Expenses     Retirement(2)  and Fund Complex
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                       Fiscal year ended September                     Year ended
                                 30, 2005                           December 31, 2005
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Clayton K. Yeutter       $4,192(3)        None          $86,171         $173,700
Chairman of the Board
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Matthew P. Fink           $1,277          None          $2,641           $61,936
Proxy Committee
Member and Regulatory
& Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Galli           $3,121          None        $100,824(4)      $264,812(5)
Regulatory &
Oversight Committee
Chairman
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip A. Griffiths     $3,638(6)        None          $34,972         $150,760
Governance Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mary F. Miller
Audit Committee
Member and Proxy          $2,314          None          $7,128          $103,254
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joel W. Motley           $3,638(7)        None          $23,945         $150,760
Audit Committee
Chairman and
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kenneth A. Randall        $3,236        None(8)         $85,944         $134,080
Audit Committee
Member and Governance
Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Edward V. Regan(9)        $2,066          None          $70,977          $54,605
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Russell S. Reynolds,      $2,598          None          $66,602         $108,593
Jr.
Proxy Committee
Chairman and
Governance Committee
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Joseph M. Wikler           $165           None           None         $60,386(1(0))
Audit Committee Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Peter I. Wold
Governance Committee       $165           None           None         $60,386(1(1))
Member
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian F. Wruble             $0            None       $37,139(1(2))   $159,354(1(3))
Regulatory &
Oversight Committee
Member
--------------------------------------------------------------------------------------

1.    "Aggregate  Compensation  From the  Fund"  includes  fees  and  deferred compensation, if any.
2.    "Estimated  Annual Benefits Upon Retirement" is based on a straight life payment plan  election  with the  assumption  that a Trustee will retire at the  age of 75 and is  eligible  (after  7 years  of  service)  to  receive retirement  plan  benefits  with  respect  to  certain  Board  I  Funds  as described below under "Retirement Plan for Trustees."
3.    Includes   $1,048   deferred  by  Mr.   Yeutter   under  the   "Deferred
   Compensation Plan" described below.
4.    Includes $45,840 estimated  benefits to be paid to Mr. Galli for serving as a director or trustee of 10 other  Oppenheimer  funds that are not Board
   I Funds.
5.    Includes  $135,500  paid to Mr.  Galli  for  serving  as a  director  or trustee of 10 other Oppenheimer  funds (at December 31,  2005) that are not
   Board I Funds.
6.    Includes   $3,638   deferred  by  Mr.   Griffiths  under  the  "Deferred
   Compensation Plan" described below.
7.    Includes $1,455 deferred by Mr. Motley under the "Deferred  Compensation
   Plan" described below.
8.    Due to actuarial considerations,  no additional retirement benefits were accrued with respect to Mr. Randall.
9.    Mr. Regan retired as a Trustee of the Board I funds  effective  June 30,
   2005.
10.   Includes  $23,500  paid to Mr.  Wikler  for  serving  as a  director  or trustee of one other Oppenheimer fund (at December 31,  2005) that is not a
   Board I Fund.
11.   Includes  $23,500  paid to Mr. Wold for serving as a director or trustee of one other Oppenheimer fund (at December 31,  2005) that is not a Board I
   Fund.
12.   Estimated  benefits  to be paid to Mr.  Wruble for serving as a director or trustee of 10 other  Oppenheimer  funds that are not Board I Funds.  Mr.
   Wruble's  service  as a  director  or  trustee  of such  funds  will not be counted  towards  the  fulfillment  of  his  eligibility  requirements  for payments under the Board I retirement plan, described below.
13.   Includes  $135,500  paid to Mr.  Wruble for  serving  as a  director  or trustee of 10 other Oppenheimer  funds (at December 31,  2005) that are not
   Board I Funds.
14.    Mr.  Spiro  retired  as a  Trustee  of  the  Board  I  funds  effective
   October 31,  2004.  Mr. Spiro received $146 for serving as a Trustee of the
   Fund for the fiscal year ended  September  30, 2005. He did not receive any compensation  from  the  Supervised  Funds  for  the  calendar  year  ended
   December 31, 2005.

|X|   Retirement Plan for Trustees.  The Board I Funds have adopted a retirement plan that provides for payments to retired Independent Trustees.
Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A
Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the
Trustee's compensation, including future compensation and the length of his or her service on the Board.

      |X|   Deferred Compensation Plan. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of the Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

|X|   Major  Shareholders.  As of  December  30,  2005,  the only  persons  or entities who owned of record or were known by the Fund to own  beneficially 5%
or more of any class of the Fund's outstanding shares were:

      Orchard  Trust  Co.  LLC.,  FBO  Oppen.  RecordkeeperPro,  8515 E.
      Orchard Road,  Greenwood Village,  Colorado 80111-500,  which owed
      12,994.971  Class N  shares  (5.37%  of the  Class N  shares  then outstanding).

      Merrill Lynch Pierce  Fenner & Smith,  for the sole benefit of its customers,  Attn.:  Fund Admin.,  4800 Deer Lake Drive East, Floor
      3,  Jacksonville,  Florida  32246-6484  which owned  1,229,804.266
      Class Y shares (59.20% of the Class Y shares then outstanding).

      MassMutual Life Insurance Co, Separate  Investment  Acct.,  Attn.:
      N225, 1295 State Street, Springfield,  Massachusetts,  01111-0001,
      which  owned  734,983.783  Class Y shares  (35.38%  of the Class Y shares then outstanding).

      Taynik & Co., C/O Investors  Bank & Trust,  FPG90,  P.O. Box 9130,
      Boston,  Massachusetts 02117-9130,  which owned 109,675.526 (5.27%
      of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the
Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting
Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's
Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.
Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the
Guidelines, the Manager will vote the portfolio proxy in accordance with the
Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the
Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the
Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
         Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a
         super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.
         The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the
SEC's website at www.sec.gov.

|X|   The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund.
Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.
The management fees paid by the Fund to the Manager during its last three fiscal years were:

-----------------------------------------------------------------------------
Fiscal Year ended 9/30:           Management Fees Paid to OppenheimerFunds,
                                                 Inc.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
           2003                                  $6,068,842
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
           2004                                  $7,122,964
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
           2005                                  $6,210,816
-----------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

 Portfolio Manager. The Fund's portfolio is managed by Laura Granger and
Robert Corbett (referred to as the "Portfolio Managers").  They are the persons responsible for the day-to-day management of the Fund's investments.

          Other Accounts Managed.  In addition to managing the Fund's investment portfolio, the Portfolio Managers also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of September 30, 2005.  No
portfolio or account has an advisory fee based on performance:

Portfolio       RegistereTotal      Other        Total    Other   Total
                                               Assets in
                         Assets in               Other
                         Registered Pooled      Pooled             Assets
                InvestmenInvestment InvestmentInvestment          in Other  (,2)
                CompaniesCompanies  Vehicles   Vehicles   AccountsAccounts
Manager         Managed  Managed(1)  Managed  Managed(1)  Managed(Managed(1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Laura Granger      4       $427.4       1        $9.5      None     None
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Robert Corbett    None      None      None       None      None     None
----------------------------------------------------------------------------
1.    In millions.
2.    Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

      As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the
Portfolio Managers may need to allocate investment opportunities between the
Fund and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the
Fund, or they may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Manager.  The Fund's Portfolio Managers
are employed and compensated by the Manager, not the Fund. Under the
Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of
September 30, 2005, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against, an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the
Fund is Lipper - Small-Cap Growth Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The
Portfolio Managers' compensation is not based on the total value of the
Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio
Managers.  The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the
Fund, described above.

   Ownership of Fund  Shares.  As of  September  30, 2005 the  Portfolio
Managers did not beneficially own any shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the
Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

      The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the
Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer
(these latter arrangements are considered to be a type of "step-out"
transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures
(and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution"
considerations discussed above. Those procedures are designed to prevent: (1)
the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the
Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of
Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The
Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal years ended September 30, 2003, 2004 and 2005, the
Fund paid the total brokerage commissions indicated in the chart below.
During the fiscal year ended September 30, 2005, the Fund paid $2,356,690 in commissions to firms that provide brokerage and research services to the Fund with respect to $1,775,134,301 of aggregate portfolio transactions.  All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

-------------------------------------------------------------------------
 Fiscal Year Ended September   Total Brokerage Commissions Paid by the
             30,                                Fund*
-------------------------------------------------------------------------
-------------------------------------------------------------------------
            2003                              $7,143,943
-------------------------------------------------------------------------
-------------------------------------------------------------------------
            2004                              $4,978,560
-------------------------------------------------------------------------
-------------------------------------------------------------------------
            2005                              $2,706,136
-------------------------------------------------------------------------
  *  Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
9/30:     Class A Shares   Distributor(1)
-------------------------------------------
-------------------------------------------
  2003        $814,991        $197,431
-------------------------------------------
-------------------------------------------
  2004        $934,231        $284,911
-------------------------------------------
-------------------------------------------
  2005        $637,437        $194,803
-------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on   Concessions on  Concessions on
Year      Class A Shares   Class B Shares   Class C Shares  Class N Shares
Ended     Advanced by      Advanced by      Advanced by     Advanced by
9/30:     Distributor(1)   Distributor(1)   Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2003        $116,451         $565,338         $65,421         $29,246
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2004        $69,319          $635,216         $85,036         $54,461
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2005        $50,660          $427,656         $47,612         $26,567
-----------------------------------------------------------------------------
1.    The   Distributor    advances    concession    payments   to   financial
   intermediaries  for  certain  sales of Class A  shares  and for  sales of
   Class B, Class C and Class N shares  from its own  resources  at the time of sale.

------------------------------------------------------------------------------
Fiscal    Class A          Class B          Class C          Class N
          Contingent       Contingent       Contingent       Contingent
Year      Deferred Sales   Deferred Sales   Deferred Sales   Deferred Sales
Ended     Charges          Charges          Charges          Charges
9/30:     Retained by      Retained by      Retained by      Retained by
          Distributor      Distributor      Distributor      Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2003        $14,682          $484,569          $7,751           $7,446
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2004         $7,297          $298,921         $11,964           $3,243
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2005         $5,372          $283,400         $10,485          $16,215
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended September 30, 2005, payments under the Class
A plan totaled $1,651,286, of which $12,315 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $130,165 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Distribution and Service Plan Fees. Under
each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares,
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      During a calendar year, the Distributor's actual expenses in selling
Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the asset-based sales charges paid to the Distributor by the Fund under the distribution and service plans. Those excess expenses are carried over on the Distributor's books and may be recouped from asset-based sales charge payments from the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped that relate to (i) expenses the
Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those categories of expenses is set at 0.70% of annual gross sales of shares of the
Fund. If those categories of expenses exceed the capped amount, the
Distributor bears the excess costs. If the Class B, Class C or Class N plan were to be terminated by the Fund, the Fund's Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares prior to the termination of the plan.

--------------------------------------------------------------------------------
   Distribution and Service Fees Paid to the Distributor for the Fiscal Year
                                 Ended 9/30/05
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:         Total Payments      Amount       Distributor's    Distributor's
                                                  Aggregate      Unreimbursed
                                                Unreimbursed     Expenses as %
                                Retained by    Expenses Under    of Net Assets
                 Under Plan     Distributor         Plan           of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan   $1,142,886(1)      $885,110       $4,370,589          4.18%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan    $433,985(2)       $66,969        $1,271,023          3.04%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan     $50,450(3)       $31,636         $123,747           1.21%
--------------------------------------------------------------------------------
1.    Includes  $23,996  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $17,824  paid  to an  affiliate  of the  Distributor's  parent company.
3.    Includes  $1,928  paid  to an  affiliate  of  the  Distributor's  parent company.

      All payments under the plans are subject to the  limitations  imposed by the Conduct  Rules of the NASD on payments of  asset-based  sales  charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the
Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services.
Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your
               Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
               Company Act, which are paid from the Fund's assets and
               allocated to the class of shares to which the plan relates
               (see "About the Fund -- Distribution and Service Plans"
               above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
               administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
               Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs,
               transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
               self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and
               Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional
Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

  ADVEST INC.                             AEGON
  A.G. Edwards & Sons, Inc                AIG Network
  Allianz Life Insurance Company          Allstate Life Insurance Company
  Ameritas Life Insurance Corporation     American Centurian Life Insurance
  American Enterprise Life Insurance      American Express Financial Advisors
                                          Inc.
  American Portfolios                     Annuity Investors Life
  AXA Advisors                            Banc One Securities Corporation
  Bank of New York                        Cadaret Grant & Co. Inc.
  Charter One Securities Inc.             Chase Investment Services
  Citigroup Financial Network             CitiStreet
  Citizens Bank of Rhode Island           CJM Planning Corp.
  Columbus Life Insurance Company         Commonwealth Financial Network
  CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
  Federal Kemper                          First Allied Securities Inc
  First Global Capital                    GE Financial Assurance
  GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
  HD Vest                                 Hewitt Associates
  HSBC Brokerage (USA) Inc.               ING Network
  Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                          Company
  Kemper Life Assurance Company           Legend Equities Corporation
  Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance
                                          Company
  Lincoln Financial Advisors Corporation  Lincoln Investment Planning
  Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                          affiliates
  McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                          affiliates
  Metlife and affiliates                  Minnesota Life Insurance Company
  Morgan Stanley DW Inc.                  NPH Network
  Nationwide and affiliates               New York Life Securities, LLC
  PacLife Network                         Park Avenue Securities LLC
  Planmember Securities Corporation       Prime Capital Services, Inc.
  Princor Financial Services Corporation  Protective Life Insurance Co.
  Provident Mutual Insurance Company      Prudential Investment Management
                                          Services LLC
  Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
  RBC Dain Rauscher Inc.                  Securities America, Inc.
  Security Benefit Life Insurance Company Signator Investments
  Sun Life Insurance Company              Suntrust Investment Services, Inc.
  Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
  UBS Financial Services Inc.             Union Central Life Insurance Company
  Wachovia Securities LLC                 Wells Fargo Investments, LLC

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  ABN AMRO                                ADP
  Alliance Benefit Group                  AMVESCAP Retirement Plans
  American Stock & Transfer               Baden Retirement
  BCG                                     Benefit Administration Co., LLC
  Benefit Administration, Inc.            Benefit Plans Administrative Services
  Benetech, Inc.                          BISYS Retirement Services
  Boston Financial Data Services          Ceridian
  Circle Trust Company                    Citigroup
  CitiStreet                              CPI
  Daily Access.Com, Inc.                  Digital Retirement Solutions
  Dyatech                                 ERISA Administrative Services, Inc.
  ExpertPlan.com                          FAScore
  FBD Consulting                          Federated Investors
  Fidelity Institutional                  First National Bank of Omaha
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Gold K
  Great West Financial Services           Hartford Life Insurance Co.
  Equities, Inc.
  ICMA - RC Services                      In West Pension Mgmt
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems, Ltd.    Invesmart, Inc.
  Kaufman & Goble                         Leggette & Co., Inc.
  Manulife                                MassMutual Financial Group and
                                          affiliates
  Matrix Settlement & Clearance Services  Mellon HR Solutions
  Merrill Lynch & Co., Inc.               Metavante
  Metlife Securities Inc.                 MFS Investment Management
  Mid Atlantic Capital Corp.              Milliman USA
  Morgan Stanley DW Inc.                  National City Bank
  National Financial Services Corp.       National Investors Services Corp.
  Nationwide Investment Service Corp.     New York Life Investment Management,
                                          Inc.
  Northwest Plan Services                 Pension Administration and Consulting
  PFPC, Inc.                              PSMI Group
  Putnam Fiduciary Trust Company          Quads Trust Company
  RSM McGladrey                           SAFECO
  Charles Schwab & Co., Inc.              Security Trust Company
  Sentinel / National Life                Standard Insurance Co
  Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
  Suntrust Investment Services, Inc.      Swerdlin & Co.
  T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
  The 401k Company                        The Investment Center, Inc.
  Trusource                               Union Bank and Trust Co.
  USI Consulting Group                    Vanguard Group
  Web401K.com                             Wilmington Trust Company

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information.  There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

          - 1  = Average Annual Total
ERV   l/n      Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on
Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 9/30/05
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
              years or
Shares     life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year           5-Years          10-Years
                                                (or life of       (or life of
                                                   class)           class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class       57.74%   67.35%    6.51%   13.00%   -4.63%  -3.49%    4.66%    5.28%
A(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class       59.99%   59.99%    7.08%   12.08%   -4.54%  -4.24%    4.81%    4.81%
B(2)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class       56.58%   56.58%   11.09%   12.09%   -4.23%  -4.23%    4.59%    4.59%
C(3)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class       10.94%   10.94%   11.67%   12.67%    2.29%   2.29%      N/A      N/A
N(4)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class       72.27%   72.27%   13.32%   13.32%   -3.22%  -3.22%    5.59%    5.59%
Y(5)
---------------------------------------------------------------------------------
1.    Inception of Class A:   9/11/86
2.    Inception of Class B:   4/4/94
3.    Inception of Class C:   10/2/95
4.    Inception of Class N:   3/1/01
5.    Inception of Class Y:   6/1/94

-----------------------------------------------------------------------------
    Average Annual Total Returns for Class A Shares (After Sales Charge)
                       For the Periods Ended 9/30/05
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                             1-Year             5-Years         10-Years
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on Distributions     6.51%           -5.89%           3.25%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                   4.23%           -4.45%           3.33%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among small growth funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The
Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the "NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals            Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals   Oppenheimer Main Street Fund
                                           Oppenheimer  Main  Street   Opportunity
Oppenheimer Balanced Fund                  Fund
Oppenheimer Core Bond Fund                 Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund      Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund      Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund            Oppenheimer Pennsylvania Municipal Fund
                                           Oppenheimer  Principal  Protected  Main
Oppenheimer Champion Income Fund           Street Fund
                                           Oppenheimer  Principal  Protected  Main
Oppenheimer Convertible Securities Fund    Street Fund II
                                           Oppenheimer  Principal  Protected  Main
Oppenheimer Developing Markets Fund        Street Fund III
Oppenheimer Disciplined Allocation Fund    Oppenheimer Quest Balanced Fund
                                           Oppenheimer  Quest  Capital Value Fund,
Oppenheimer Discovery Fund                 Inc.
                                           Oppenheimer Quest  International  Value
Oppenheimer Dividend Growth Fund           Fund, Inc.
                                           Oppenheimer   Quest  Opportunity  Value
Oppenheimer Emerging Growth Fund           Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Real Estate Fund
                                           Oppenheimer      Rochester     National
Oppenheimer Global Fund                    Municipals
Oppenheimer Global Opportunities Fund      Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund   Oppenheimer Senior Floating Rate Fund
                                           Oppenheimer  Small-  & Mid-  Cap  Value
Oppenheimer Growth Fund                    Fund
Oppenheimer High Yield Fund                Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund        Oppenheimer Total Return Bond Fund
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund      Oppenheimer Value Fund
Oppenheimer  International  Small  Company
Fund                                       Limited-Term New York Municipal Fund
Oppenheimer International Value Fund       Rochester Fund Municipals
Oppenheimer    Limited   Term   California
Municipal Fund                             Oppenheimer Portfolio Series:
                                             Active Allocation Fund
                                             Aggressive Investor Fund
                                             Conservative Investor Fund
Oppenheimer Limited-Term Government Fund     Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                  Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.        Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust     Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds.
Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class
A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases that you made up to 90 days before the date of the Letter.
Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash
Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent deferred sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter. If the intended purchase amount under a Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information.  Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.

|X|   Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended.
In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of
            Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the
Fund's assets and are  not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance
Fee" is assessed on each Fund account with a share balance valued under $500.
The Minimum Balance Fee is automatically deducted from each such Fund account in September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
            Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
            Custom Plus, Recordkeeper Pro and Pension Alliance Retirement
            Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      ?  Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on NASDAQ(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the
Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ(R)on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order. The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the
Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days).
The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer
Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes. Normally, the NYSE closes at
4:00 p.m., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Fund and/or the
Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of the Fund for shares
(of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.
Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

      Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the
Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the
Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the
Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the
Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A"
shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer AMT-Free New York             Oppenheimer Pennsylvania Municipal
   Municipals                                Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester National
                                             Municipals
   Oppenheimer International Value Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term California       Rochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal
   Fund
   Oppenheimer Money Market Fund, Inc.

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Limited Term California
                                            Municipal Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Dividend Growth Fund         Oppenheimer Total Return Bond Fund
   Oppenheimer Gold & Special Minerals Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other
      Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund until after the expiration of the warranty period
      (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund II until after the expiration of the warranty period
      (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be
      exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected
      Main Street Fund III until after the expiration of the warranty period
      (12/16/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Oppenheimer
Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior
Floating Rate Fund acquired in the exchange. The Class A shares of
Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited Term California Municipal
Fund, Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term
New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class
B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class
B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the
Oppenheimer Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.
The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the
Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses)
that it distributes to shareholders. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S.
government securities.

      Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X|   Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the
Fund may elect to "mark to market" all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized "mark-to-market" gains).

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.
If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other
Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.
KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Discovery Fund, including the statement of investments, as of
September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Discovery Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S.
generally accepted accounting principles.

//KPMG LLP//
-----------------------
KPMG LLP

Denver, Colorado
November 16, 2005

STATEMENT OF INVESTMENTS September 30, 2005
--------------------------------------------------------------------------------

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

COMMON STOCKS--98.9%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.7%
-----------------------------------------------------------------------------------------
AUTO COMPONENTS--0.9%
LKQ Corp. 1                                                 270,000        $   8,154,000
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.4%
California Pizza
Kitchen, Inc. 1                                             200,000            5,848,000
-----------------------------------------------------------------------------------------
Cheesecake Factory,
Inc. (The) 1                                                 70,000            2,186,800
-----------------------------------------------------------------------------------------
Choice Hotels
International, Inc.                                         130,000            8,403,200
-----------------------------------------------------------------------------------------
Gaylord Entertainment
Co., Cl. A 1                                                155,200            7,395,280
-----------------------------------------------------------------------------------------
Life Time Fitness, Inc. 1                                   120,000            3,976,800
-----------------------------------------------------------------------------------------
Orient-Express
Hotel Ltd.                                                  256,900            7,301,098
-----------------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                              206,100            6,411,771
-----------------------------------------------------------------------------------------
Scientific Games
Corp., Cl. A 1                                              702,200           21,768,200
                                                                           --------------
                                                                              63,291,149

-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.9%
Meritage Homes
Corp. 1                                                     146,400           11,223,024
-----------------------------------------------------------------------------------------
WCI Communities,
Inc. 1                                                      180,000            5,106,600
                                                                           --------------
                                                                              16,329,624

-----------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.1%
GSI Commerce, Inc. 1                                        467,500            9,303,250
-----------------------------------------------------------------------------------------
MEDIA--2.0%
Central European
Media Enterprises
Ltd., Cl. A 1                                               196,600           10,382,446
-----------------------------------------------------------------------------------------
Imax Corp. 1                                                650,000            6,779,500
                                                                           --------------
                                                                              17,161,946

-----------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.2%
Children's Place
Retail Stores, Inc. 1                                       103,800            3,699,432
-----------------------------------------------------------------------------------------
Hibbett Sporting
Goods, Inc. 1                                               300,000            6,675,000
                                                                           --------------
                                                                              10,374,432

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--2.2%
Carter's, Inc. 1                                            100,000        $   5,680,000
-----------------------------------------------------------------------------------------
Quicksilver, Inc. 1                                         920,000           13,294,000
                                                                           --------------
                                                                              18,974,000

-----------------------------------------------------------------------------------------
CONSUMER STAPLES--0.8%
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.8%
Chattem, Inc. 1                                             190,000            6,745,000
-----------------------------------------------------------------------------------------
ENERGY--2.4%
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Dresser-Rand
Group, Inc. 1                                                58,600            1,443,318
-----------------------------------------------------------------------------------------
Hanover
Compressor Co. 1                                                911               12,626
-----------------------------------------------------------------------------------------
Patterson-UTI
Energy, Inc.                                                164,500            5,935,160
-----------------------------------------------------------------------------------------
Todco, Cl. A                                                165,900            6,919,689
                                                                           --------------
                                                                              14,310,793

-----------------------------------------------------------------------------------------
OIL & GAS--0.8%
Range Resources
Corp.                                                       173,600            6,702,696
-----------------------------------------------------------------------------------------
FINANCIALS--6.9%
-----------------------------------------------------------------------------------------
CAPITAL MARKETS--2.0%
Harris & Harris
Group, Inc. 1                                               475,300            5,275,830
-----------------------------------------------------------------------------------------
National Financial
Partners Corp.                                              207,000            9,343,980
-----------------------------------------------------------------------------------------
Refco, Inc. 1                                               103,200            2,917,464
                                                                           --------------
                                                                              17,537,274

-----------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.8%
East West Bancorp,
Inc.                                                        160,300            5,456,612
-----------------------------------------------------------------------------------------
First Niagara
Financial Group, Inc.                                       418,200            6,038,808
-----------------------------------------------------------------------------------------
PrivateBancorp, Inc.                                        108,700            3,726,236
-----------------------------------------------------------------------------------------
Vineyard National
Bancorp Co.                                                  66,270            1,958,279
-----------------------------------------------------------------------------------------
Westcorp                                                    109,500            6,449,550
                                                                           --------------
                                                                              23,629,485

                         21 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

REAL ESTATE--2.1%
CB Richard Ellis
Group, Inc., Cl. A 1                                        220,000        $  10,824,000
-----------------------------------------------------------------------------------------
Newcastle
Investment Corp.                                            265,500            7,407,450
                                                                           --------------
                                                                              18,231,450

-----------------------------------------------------------------------------------------
HEALTH CARE--23.8%
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.4%
Cubist
Pharmaceuticals, Inc. 1                                     285,800            6,156,132
-----------------------------------------------------------------------------------------
VaxGen, Inc. 1                                              360,500            5,227,250
-----------------------------------------------------------------------------------------
VaxGen, Inc. 1,2                                             75,470              930,168
                                                                           --------------
                                                                              12,313,550
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--11.3%
ArthroCare Corp. 1                                          217,200            8,735,784
-----------------------------------------------------------------------------------------
Aspect Medical
Systems, Inc. 1                                             265,000            7,851,950
-----------------------------------------------------------------------------------------
Cytyc Corp. 1                                               320,600            8,608,110
-----------------------------------------------------------------------------------------
Foxhollow
Technologies, Inc. 1                                        280,000           13,330,800
-----------------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                           237,120           11,725,584
-----------------------------------------------------------------------------------------
Hologic, Inc. 1                                             108,900            6,288,975
-----------------------------------------------------------------------------------------
Intermagnetics
General Corp. 1                                             172,200            4,811,268
-----------------------------------------------------------------------------------------
Kyphon, Inc. 1                                              310,000           13,621,400
-----------------------------------------------------------------------------------------
Meridian Bioscience,
Inc.                                                        185,100            3,831,570
-----------------------------------------------------------------------------------------
Regeneration
Technologies, Inc. 1,2,3                                    666,900            4,878,107
-----------------------------------------------------------------------------------------
Symmetry Medical,
Inc. 1                                                      209,400            4,962,780
-----------------------------------------------------------------------------------------
Ventana Medical
Systems, Inc. 1                                             210,000            7,994,700
                                                                           --------------
                                                                              96,641,028

-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--9.6%
Amedisys, Inc. 1                                            202,500            7,897,500
-----------------------------------------------------------------------------------------
Centene Corp. 1                                             220,000            5,506,600
-----------------------------------------------------------------------------------------
Chemed Corp.                                                206,050            8,930,207
-----------------------------------------------------------------------------------------
Covance, Inc. 1                                             175,000            8,398,250

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES Continued
LifePoint Hospitals,
Inc. 1                                                      200,000        $   8,746,000
-----------------------------------------------------------------------------------------
PRA International 1                                         225,000            6,819,750
-----------------------------------------------------------------------------------------
Psychiatric Solutions,
Inc. 1                                                      280,700           15,222,361
-----------------------------------------------------------------------------------------
SFBC International,
Inc. 1                                                      283,100           12,566,809
-----------------------------------------------------------------------------------------
WellCare Health
Plans, Inc. 1                                               230,000            8,521,500
                                                                           --------------
                                                                              82,608,977

-----------------------------------------------------------------------------------------
PHARMACEUTICALS--1.5%
First Horizon
Pharmaceutical Corp. 1                                      250,000            4,967,500
-----------------------------------------------------------------------------------------
Nektar Therapeutics 1                                       460,700            7,808,865
                                                                           --------------
                                                                              12,776,365

-----------------------------------------------------------------------------------------
INDUSTRIALS--13.4%
-----------------------------------------------------------------------------------------
AEROSPACE &  DEFENSE--2.2%
Aviall, Inc. 1                                              200,000            6,756,000
-----------------------------------------------------------------------------------------
BE Aerospace, Inc. 1                                        500,000            8,285,000
-----------------------------------------------------------------------------------------
Ladish Co., Inc. 1                                          220,000            3,836,800
                                                                           --------------
                                                                              18,877,800

-----------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.3%
Hub Group, Inc., Cl. A 1                                    300,000           11,013,000
-----------------------------------------------------------------------------------------
AIRLINES--1.5%
SkyWest, Inc.                                               483,500           12,967,470
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%
Builders FirstSource,
Inc. 1                                                       98,800            2,206,204
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Resources
Connection, Inc. 1                                          343,800           10,186,794
-----------------------------------------------------------------------------------------
Tetra Tech, Inc. 1                                          263,800            4,437,116
                                                                           --------------
                                                                              14,623,910

-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.2%
Energy Conversion
Devices, Inc. 1                                             300,000           13,464,000
-----------------------------------------------------------------------------------------
Energy Conversion
Devices, Inc. 1                                             250,000           10,640,188

                         22 | OPPENHEIMER DISCOVERY FUND

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT Continued
Evergreen Solar, Inc. 1                                     334,500        $   3,120,885
                                                                           --------------
                                                                              27,225,073

-----------------------------------------------------------------------------------------
MACHINERY--1.7%
Joy Global, Inc.                                            192,600            9,718,596
-----------------------------------------------------------------------------------------
Middleby Corp. (The) 1                                       63,600            4,611,000
                                                                           --------------
                                                                              14,329,596

-----------------------------------------------------------------------------------------
MARINE--1.6%
Genco Shipping &
Trading Ltd. 1                                              406,300            7,748,141
-----------------------------------------------------------------------------------------
UTI Worldwide, Inc.                                          81,400            6,324,780
                                                                           --------------
                                                                              14,072,921

-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--32.5%
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.5%
ADC
Telecommunications,
Inc. 1                                                      400,000            9,144,000
-----------------------------------------------------------------------------------------
Emulex Corp. 1                                              250,000            5,052,500
-----------------------------------------------------------------------------------------
F5 Networks, Inc. 1                                         326,900           14,210,343
-----------------------------------------------------------------------------------------
Orckit
Communications Ltd. 1                                       250,000            6,257,500
-----------------------------------------------------------------------------------------
Redback Networks,
Inc. 1                                                      550,100            5,456,992
-----------------------------------------------------------------------------------------
Tekelec, Inc. 1                                             350,000            7,332,500
                                                                           --------------
                                                                              47,453,835

-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.3%
M-Systems Flash Disk
Pioneers Ltd. 1                                             364,500           10,905,840
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Aeroflex, Inc. 1                                            399,400            3,738,384
-----------------------------------------------------------------------------------------
Cogent, Inc. 1                                              237,100            5,631,125
-----------------------------------------------------------------------------------------
FLIR Systems, Inc. 1                                        500,000           14,790,000
-----------------------------------------------------------------------------------------
Itron, Inc. 1                                               134,500            6,141,270
                                                                           --------------
                                                                              30,300,779

-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.1%
Aladdin Knowledge
Systems Ltd. 1                                              320,800            6,765,672
-----------------------------------------------------------------------------------------
Digital River, Inc. 1                                       407,700           14,208,345
-----------------------------------------------------------------------------------------
Digitas, Inc. 1                                             767,200            8,715,392

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES Continued
j2 Global
Communications, Inc. 1                                      226,400        $   9,151,088
-----------------------------------------------------------------------------------------
Openwave Systems,
Inc. 1                                                      435,100            7,823,098
-----------------------------------------------------------------------------------------
VeriSign, Inc. 1                                            270,100            5,772,037
                                                                           --------------
                                                                              52,435,632

-----------------------------------------------------------------------------------------
IT SERVICES--4.5%
Aquantive, Inc. 1                                           495,700            9,978,441
-----------------------------------------------------------------------------------------
Cognizant Technology
Solutions Corp. 1                                            85,200            3,969,468
-----------------------------------------------------------------------------------------
Euronet Worldwide,
Inc. 1                                                      195,000            5,770,050
-----------------------------------------------------------------------------------------
Satyam Computer
Services Ltd., ADR                                          280,000            8,461,600
-----------------------------------------------------------------------------------------
SRA International,
Inc., Cl. A 1                                               290,200           10,296,296
                                                                           --------------
                                                                              38,475,855
-----------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.5%
Advanced Energy
Industries, Inc. 1                                          375,000            4,035,000
-----------------------------------------------------------------------------------------
ATMI, Inc. 1                                                250,000            7,750,000
-----------------------------------------------------------------------------------------
Diodes, Inc. 1                                              144,700            5,246,822
-----------------------------------------------------------------------------------------
Entegris, Inc. 1                                            178,300            2,014,790
-----------------------------------------------------------------------------------------
Exar Corp. 1                                                338,100            4,740,162
-----------------------------------------------------------------------------------------
Microsemi Corp. 1                                           545,800           13,939,732
-----------------------------------------------------------------------------------------
ON Semiconductor
Corp. 1                                                   1,003,500            5,188,095
-----------------------------------------------------------------------------------------
PortalPlayer, Inc. 1                                        270,000            7,406,100
-----------------------------------------------------------------------------------------
Skyworks
Solutions, Inc. 1                                           862,100            6,051,942
                                                                           --------------
                                                                              56,372,643

-----------------------------------------------------------------------------------------
SOFTWARE--5.1%
Activision, Inc. 1                                          200,000            4,090,000
-----------------------------------------------------------------------------------------
Bottomline
Technologies, Inc. 1                                        193,300            2,916,897
-----------------------------------------------------------------------------------------
Hyperion Solutions
Corp. 1                                                     169,800            8,260,770
-----------------------------------------------------------------------------------------
Mercury Interactive
Corp. 1                                                     182,000            7,207,200

                         23 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------

SOFTWARE Continued
MICROS Systems, Inc. 1                                      255,400        $  11,173,750
-----------------------------------------------------------------------------------------
Wind River
Systems, Inc. 1                                             770,400            9,961,272
                                                                           --------------
                                                                              43,609,889

-----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
NeuStar, Inc., Cl. A 1                                      180,000            5,758,200
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
SBA Communications
Corp. 1                                                     969,500           14,978,775
                                                                           --------------
Total Common Stocks
(Cost $717,440,224)                                                          850,692,441

-----------------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
Candescent
Technologies Corp.:
$2.50 Cv., Series D,
Vtg. 1,2                                                  1,200,000                   --
Sr. Exchangeable,
Series E, Vtg. 1,2                                          800,000                   --
Sr. Exchangeable,
Series F, Vtg. 1,2                                          200,000                   --
                                                                           --------------
Total Preferred Stocks
(Cost $8,900,000)                                                                     --

                                                                                   VALUE
                                                             SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Discovery Laboratories,
Inc. Wts., Exp. 9/20/10 1,2
(Cost $0)                                                   123,908        $     337,332

                                                          PRINCIPAL
                                                             AMOUNT
-----------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS--1.8%
Undivided interest of 1.51% in joint repurchase
agreement (Principal Amount/Value $1,005,525,000,
with a maturity value of $1,005,822,468) with
UBS Warburg LLC, 3.55%, dated 9/30/05, to
be repurchased at $15,165,485 on 10/3/05,
collateralized by Federal National
Mortgage Assn., 5%, 7/1/35, with
a value of $1,028,234,236
(Cost $15,161,000)                                     $ 15,161,000           15,161,000

-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $741,501,224)                                           100.7%         866,190,773
-----------------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                                   (0.7)          (5,928,177)
                                                       ----------------------------------
NET ASSETS                                                    100.0%       $ 860,262,596
                                                       ==================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of September 30, 2005 was $6,145,607, which represents
0.71% of the Fund's net assets, of which $1,267,500 is considered restricted.
See Note 6 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended September 30,
2005. The aggregate fair value of securities of affiliated companies held by the
Fund as of September 30, 2005 amounts to $4,878,107. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES         GROSS          GROSS            SHARES
                                    SEPT. 30, 2004     ADDITIONS     REDUCTIONS    SEPT. 30, 2005
-------------------------------------------------------------------------------------------------

Regeneration Technologies, Inc.                 --       666,900             --           666,900

                                                                          VALUE          DIVIDEND
                                                                     SEE NOTE 1            INCOME
-------------------------------------------------------------------------------------------------

Regeneration Technologies, Inc.                                      $4,878,107               $--

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         24 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $735,799,229)                                              $ 861,312,666
Affiliated companies (cost $5,701,995)                                                      4,878,107
                                                                                        --------------
                                                                                          866,190,773
------------------------------------------------------------------------------------------------------
Cash                                                                                          495,494
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                           33,073,045
Shares of beneficial interest sold                                                            355,027
Interest and dividends                                                                        206,778
Other                                                                                          31,874
                                                                                        --------------
Total assets                                                                              900,352,991

------------------------------------------------------------------------------------------------------
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                      37,867,664
Shares of beneficial interest redeemed                                                      1,016,360
Distribution and service plan fees                                                            507,897
Transfer and shareholder servicing agent fees                                                 242,958
Trustees' compensation                                                                        228,092
Shareholder communications                                                                    122,130
Other                                                                                         105,294
                                                                                        --------------
Total liabilities                                                                          40,090,395

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $ 860,262,596

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                              $      19,913
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                886,463,512
------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              (220,149)
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions           (150,690,229)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                         124,689,549
                                                                                        --------------
NET ASSETS                                                                              $ 860,262,596
                                                                                        ==============

                         25 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $663,205,552 and
15,082,512 shares of beneficial interest outstanding)                                              $43.97
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)    $46.65
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $104,447,497 and 2,662,659 shares
of beneficial interest outstanding)                                                                $39.23
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $41,841,182 and 1,044,373 shares of
beneficial interest outstanding)                                                                   $40.06
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $10,262,840 and 236,501 shares of
beneficial interest outstanding)                                                                   $43.39
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$40,505,525 and 886,701 shares of beneficial interest outstanding)                                 $45.68

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         26 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                          $  3,711,497
--------------------------------------------------------------------------------
Interest                                                                929,744
--------------------------------------------------------------------------------
Other income                                                             75,245
                                                                   -------------
Total investment income                                               4,716,486

--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       6,210,816
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,651,286
Class B                                                               1,142,886
Class C                                                                 433,985
Class N                                                                  50,450
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,204,188
Class B                                                                 444,109
Class C                                                                 188,640
Class N                                                                  43,183
Class Y                                                                 137,118
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 228,118
Class B                                                                  84,151
Class C                                                                  18,361
Class N                                                                   2,841
--------------------------------------------------------------------------------
Custodian fees and expenses                                             102,062
--------------------------------------------------------------------------------
Trustees' compensation                                                   17,849
--------------------------------------------------------------------------------
Other                                                                    62,010
                                                                   -------------
Total expenses                                                       13,022,053
Less reduction to custodian expenses                                   (102,062)
Less waivers and reimbursements of expenses                            (392,694)
                                                                   -------------
Net expenses                                                         12,527,297

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (7,810,811)

                         27 | OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                       $  84,756,302
Foreign currency transactions                                              (354)
                                                                  --------------
Net realized gain                                                    84,755,948
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                 32,274,867

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 109,220,004
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         28 | OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                 2005               2004
-------------------------------------------------------------------------------------------------

OPERATIONS
Net investment loss                                            $   (7,810,811)    $  (11,958,533)
-------------------------------------------------------------------------------------------------
Net realized gain                                                  84,755,948        149,359,240
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                              32,274,867       (132,018,331)
                                                               ----------------------------------
Net increase in net assets resulting from operations              109,220,004          5,382,376

-------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          (115,688,246)       (82,148,237)
Class B                                                           (34,760,587)       (36,314,792)
Class C                                                            (7,538,655)        (3,717,413)
Class N                                                              (680,613)         5,620,874
Class Y                                                           (18,441,684)        (3,641,050)

-------------------------------------------------------------------------------------------------
NET ASSETS
Total decrease                                                    (67,889,781)      (114,818,242)
-------------------------------------------------------------------------------------------------
Beginning of period                                               928,152,377      1,042,970,619
                                                               ----------------------------------
End of period (including accumulated net investment loss of
 $220,149 and $232,189, respectively)                          $  860,262,596     $  928,152,377
                                                               ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         29 | OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED SEPTEMBER 30,                    2005           2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $  38.91       $  38.81      $  28.24      $  33.08      $  66.77
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.31) 1        (.37)         (.26)         (.22)         (.19)
Net realized and unrealized gain (loss)                5.37            .47         10.83         (4.62)       (20.66)
                                                   -------------------------------------------------------------------
Total from investment operations                       5.06            .10         10.57         (4.84)       (20.85)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --             --            --            --        (12.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  43.97       $  38.91      $  38.81      $  28.24      $  33.08
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    13.00%          0.26%        37.43%       (14.63)%      (37.01)%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $663,206       $694,976      $772,420      $572,843      $754,082
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $681,607       $775,665      $639,170      $753,304      $988,717
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                   (0.74)%        (1.00)%       (0.83)%       (0.74)%       (0.31)%
Total expenses                                         1.31%          1.29%         1.41%         1.45%         1.25%
Expenses after payments and waivers and
reduction to custodian expenses                        1.26%          1.28%         1.35%         1.42%         1.25%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 162%           135%          172%          143%          155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         30 | OPPENHEIMER DISCOVERY FUND

CLASS B    YEAR ENDED SEPTEMBER 30,                    2005           2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $  35.00       $  35.21      $  25.81      $  30.46      $  62.99
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.58) 1       (1.50)        (1.09)         (.91)         (.29)
Net realized and unrealized gain (loss)                4.81           1.29         10.49         (3.74)       (19.40)
                                                   -------------------------------------------------------------------
Total from investment operations                       4.23           (.21)         9.40         (4.65)       (19.69)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --             --            --            --        (12.84)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  39.23       $  35.00      $  35.21      $  25.81      $  30.46
                                                   ===================================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                    12.08%         (0.60)%       36.42%       (15.27)%      (37.48)%

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $104,447       $125,947      $160,851      $154,657      $234,023
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $114,500       $151,725      $148,410      $223,215      $315,607
Ratios to average net assets: 3
Net investment loss                                   (1.56)%        (1.85)%       (1.56)%       (1.50)%       (1.07)%
Total expenses                                         2.20%          2.20%         2.35%         2.21%         2.01%
Expenses after payments and waivers and
reduction to custodian expenses                        2.11%          2.13%         2.10%         2.18%         2.01%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 162%           135%          172%          143%          155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         31 | OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED SEPTEMBER 30,                   2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 35.74       $ 35.93      $ 26.34      $ 31.10      $ 64.00
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.59) 1       (.82)        (.44)        (.59)        (.24)
Net realized and unrealized gain (loss)               4.91           .63        10.03        (4.17)      (19.82)
                                                   --------------------------------------------------------------
Total from investment operations                      4.32          (.19)        9.59        (4.76)      (20.06)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --            --           --           --       (12.84)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 40.06       $ 35.74      $ 35.93      $ 26.34      $ 31.10
                                                   ==============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   12.09%        (0.53)%      36.41%      (15.31)%     (37.47)%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $41,841       $44,415      $48,263      $34,673      $44,404
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $43,506       $49,464      $38,930      $45,655      $56,301
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (1.54)%       (1.80)%      (1.58)%      (1.50)%      (1.07)%
Total expenses                                        2.22%         2.19%        2.38%        2.21%        2.01%
Expenses after payments and waivers and
reduction to custodian expenses                       2.09%         2.09%        2.12%        2.18%        2.01%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%          135%         172%         143%         155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         32 | OPPENHEIMER DISCOVERY FUND

CLASS N    YEAR ENDED SEPTEMBER 30,                   2005           2004         2003         2002         2001 1
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 38.51        $ 38.53      $ 28.11      $ 33.01      $ 39.11
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.42) 2        (.42)        (.35)        (.30)        (.13)
Net realized and unrealized gain (loss)               5.30            .40        10.77        (4.60)       (5.97)
                                                   ---------------------------------------------------------------
Total from investment operations                      4.88           (.02)       10.42        (4.90)       (6.10)
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --             --           --           --           --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 43.39        $ 38.51      $ 38.53      $ 28.11      $ 33.01
                                                   ===============================================================

------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   12.67%         (0.05)%      37.07%      (14.84)%     (15.60)%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $10,263        $ 9,719      $ 4,363      $ 2,236      $   147
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $10,133        $ 7,381      $ 3,088      $ 1,786      $   105
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (1.03)%        (1.26)%      (1.13)%      (0.97)%      (0.93)%
Total expenses                                        1.68%          1.72%        2.12%        1.68%        1.55%
Expenses after payments and waivers and
reduction to custodian expenses                       1.56%          1.58%        1.65%        1.65%        1.55%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%           135%         172%         143%         155%

1. For the period from March 1, 2001 (inception of offering) to September 30,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         33 | OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED SEPTEMBER 30,                   2005          2004         2003         2002         2001
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period               $ 40.31       $ 40.07      $ 29.08      $ 33.96      $ 68.06
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.19) 1       (.21)        (.26)        (.06)        (.17)
Net realized and unrealized gain (loss)               5.56           .45        11.25        (4.82)      (21.09)
                                                   --------------------------------------------------------------
Total from investment operations                      5.37           .24        10.99        (4.88)      (21.26)
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                    --            --           --           --       (12.84)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 45.68       $ 40.31      $ 40.07      $ 29.08      $ 33.96
                                                   ==============================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   13.32%         0.60%       37.79%      (14.37)%     (36.88)%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $40,506       $53,096      $57,074      $38,444      $50,125
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $45,955       $61,766      $43,531      $50,275      $64,264
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                  (0.44)%       (0.67)%      (0.57)%      (0.43)%      (0.13)%
Total expenses                                        1.01%         0.95%        1.16%        1.26%        1.14%
Expenses after payments and waivers and
reduction to custodian expenses                       0.96%         0.95%        1.10%        1.11%        1.06%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                162%          135%         172%         143%         155%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         34 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another
Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked"
prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and

                         35 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
all mortgage-backed securities will be valued at the mean between the "bid" and
"asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New
York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                         36 | OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN     CARRYFORWARD 1,2,3         TAX PURPOSES
     --------------------------------------------------------------------------
     $--                        $--           $149,643,503         $123,642,824

1. As of September 30, 2005, the Fund had $149,643,503 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2005, details of the capital loss carryforwards were as follows:

                   EXPIRING
                   ----------------------------------
                   2010                 $  40,911,807
                   2011                   108,731,696
                                        -------------
                   Total                $ 149,643,503
                                        =============

2. During the fiscal year ended September 30, 2005, the Fund utilized
$84,188,783 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended September 30, 2004, the Fund utilized
$145,584,050 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2005. Net assets of the Fund were unaffected by the reclassifications.

                         37 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                  REDUCTION TO           REDUCTION TO
                                   ACCUMULATED        ACCUMULATED NET
          REDUCTION TO          NET INVESTMENT          REALIZED LOSS
          PAID-IN CAPITAL                 LOSS         ON INVESTMENTS
          -----------------------------------------------------------
          $8,313,091                $7,822,851               $490,240

No distributions were paid during the years ended September 30, 2005 and
September 30, 2004.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities        $ 742,547,949
                                                --------------
          Gross unrealized appreciation         $ 148,636,850
          Gross unrealized depreciation           (24,994,026)
                                                --------------
          Net unrealized appreciation           $ 123,642,824
                                                ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
September 30, 2005, the Fund's projected benefit obligations were decreased by
$7,903 and payments of $15,105 were made to retired trustees, resulting in an accumulated liability of $192,381 as of September 30, 2005.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

                         38 | OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal
Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                  YEAR ENDED SEPTEMBER 30, 2005        YEAR ENDED SEPTEMBER 30, 2004
                       SHARES            AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------

CLASS A

Sold                1,710,631     $  70,927,391          3,492,410     $ 146,291,015
Redeemed           (4,488,123)     (186,615,637) 1      (5,532,857)     (228,439,252)
                 --------------------------------------------------------------------
Net decrease       (2,777,492)    $(115,688,246)        (2,040,447)    $ (82,148,237)
                 ====================================================================

-------------------------------------------------------------------------------------
CLASS B

Sold                  410,947     $  15,323,145            710,554     $  26,834,728
Redeemed           (1,346,830)      (50,083,732) 1      (1,680,893)      (63,149,520)
                 --------------------------------------------------------------------
Net decrease         (935,883)    $ (34,760,587)          (970,339)    $ (36,314,792)
                 ====================================================================

                         39 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                           YEAR ENDED SEPTEMBER 30, 2005       YEAR ENDED SEPTEMBER 30, 2004
                                 SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------

CLASS C
Sold                            183,928     $  6,990,221            305,902     $ 11,770,243
Redeemed                       (382,350)     (14,528,876) 1        (406,203)     (15,487,656)
                             ----------------------------------------------------------------
Net decrease                   (198,422)    $ (7,538,655)          (100,301)    $ (3,717,413)
                             ================================================================

---------------------------------------------------------------------------------------------
CLASS N
Sold                            117,491     $  4,818,431            189,761     $  7,714,906
Redeemed                       (133,360)      (5,499,044) 1         (50,634)      (2,094,032)
                             ----------------------------------------------------------------
Net increase (decrease)         (15,869)    $   (680,613)           139,127     $  5,620,874
                             ================================================================

---------------------------------------------------------------------------------------------
CLASS Y
Sold                            211,578     $  9,080,032            765,415     $ 33,587,932
Redeemed                       (642,146)     (27,521,716) 1        (872,384)     (37,228,982)
                             ----------------------------------------------------------------
Net decrease                   (430,568)    $(18,441,684)          (106,969)    $ (3,641,050)
                             ================================================================

1. Net of redemption fees of $6,692, $1,124, $427, $99 and $451 for Class A,
Class B, Class C, Class N and Class Y, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2005, were as follows:

                                         PURCHASES             SALES
       -------------------------------------------------------------
       Investment securities        $1,378,674,778    $1,493,168,344

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2005, the Fund paid
$2,964,536 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

                         40 | OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of a class, the
Board of Trustees and its independent trustees must determine whether the
Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2005 for Class B, Class C and Class N shares were $4,370,589, $1,271,023 and $123,747, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A         CLASS B          CLASS C         CLASS N
                               CLASS A      CONTINGENT      CONTINGENT       CONTINGENT      CONTINGENT
                             FRONT-END        DEFERRED        DEFERRED         DEFERRED        DEFERRED
                         SALES CHARGES   SALES CHARGES   SALES CHARGES    SALES CHARGES   SALES CHARGES
                           RETAINED BY     RETAINED BY     RETAINED BY      RETAINED BY     RETAINED BY
YEAR ENDED                 DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------------

September 30, 2005            $194,803          $5,372        $283,400          $10,485         $16,215

                         41 | OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

WAIVERS AND REIMBURSEMENTS OF EXPENSES. Effective January 1, 2005, the Manager
has voluntarily agreed to reduce its advisory fee rate for any quarter during the calendar year ending December 31, 2005, by 0.05% of the Fund's average daily net assets if the Fund's trailing one-year total return performance, measured at the end of the prior calendar quarter, was in the fourth or fifth quintile of the Fund's Lipper peer group. However, if the Fund's total return performance at the end of a subsequent calendar quarter has improved to the third or higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated for the remainder of the calendar year. During the year ended
September 30, 2005, the Manager waived $327,814 of its fees. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2005, OFS waived $28,329, $29,660 and $6,891 for Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of September 30, 2005, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 2005, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than

                         42 | OPPENHEIMER DISCOVERY FUND

10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                                                                   VALUATION AS OF        UNREALIZED
                                     ACQUISITION                     SEPTEMBER 30,      APPRECIATION
SECURITY                                   DATES            COST              2005    (DEPRECIATION)
----------------------------------------------------------------------------------------------------

Candescent Technologies Corp.,
$2.50 Cv., Series D, Vtg                 3/31/95     $ 3,000,000       $        --      $(3,000,000)
Candescent Technologies Corp.,
Sr. Exchangeable, Series E, Vtg          4/24/96       4,400,000                --       (4,400,000)
Candescent Technologies Corp.,
Sr. Exchangeable, Series F, Vtg          6/11/97       1,500,000                --       (1,500,000)
Discovery Laboratories, Inc. Wts.,
Exp. 9/20/10                             6/18/03              --           337,332          337,332
VaxGen, Inc.                            11/19/04         999,978           930,168          (69,810)
                                                     -----------------------------------------------
                                                     $ 9,899,978       $ 1,267,500      $(8,632,478)
                                                     ===============================================

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the
Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds.
This complaint, initially filed in the U.S. District Court for the Southern
District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the
Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                  Appendix A

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                  Appendix B

                           Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                  Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(2) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
          1)plans created or qualified under Sections 401(a) or 401(k) of the
             Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.     Applicability of Class A Contingent Deferred Sales Charges in Certain
                                       Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

1.    Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
   Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
         recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

2.    Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of
   0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                      Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the
         Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.        Special Sales Charge Arrangements for Shareholders of Certain
    Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap
   Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
   Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and.
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
   but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value
   Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November
   24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
 Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
                              Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
   Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18,
   1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more)
   of the categories below and acquired Class A shares prior to March 18,
   1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                             America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                         Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

|_|

Oppenheimer Discovery Fund

Internet Website
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019

1234
PX0500.001.0106

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.